EXECUTION COPY


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                                AAM MASTER TRUST

                                POOLING AGREEMENT

                          Dated as of October 29, 1997,
                             as amended and restated
                              as of March 25, 1999

                                      Among

                              AAM RECEIVABLES CORP.

                       AMERICAN AXLE & MANUFACTURING, INC.
                                   as Servicer

                                       and

                            THE CHASE MANHATTAN BANK
                                   as Trustee


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                                TABLE OF CONTENTS

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                                    ARTICLE I

                          Definitions .....................................................      2

SECTION 1.01       Definitions ............................................................      2
SECTION 1.02       Other Definitional Provisions ..........................................     31

                                   ARTICLE II

                           Conveyance of Receivables;
                   Representations, Warranties and Covenants ..............................     33

SECTION 2.01       Conveyance of Receivables ..............................................     33
SECTION 2.02       Acceptance by Trustee ..................................................     37
SECTION 2.03       Representations and Warranties of the Company Relating to the Company ..     37
SECTION 2.04       Representations and Warranties of the Company Relating to the
                   Receivables ............................................................     42
SECTION 2.05       Adjustment Payment for Ineligible Receivables ..........................     43
SECTION 2.06       Purchase of Investor Certificateholders' Interest in Trust Portfolio ...     45
SECTION 2.07       Affirmative Covenants of the Company ...................................     46
SECTION 2.08       Negative Covenants of the Company ......................................     51

                                   ARTICLE III

                              Rights of Holders and
                   Allocation and Application of Collections ..............................     56

SECTION 3.01       Establishment of Collection Account; Certain Allocations ...............     56

                                   ARTICLE IV

                             ARTICLE IV IS RESERVED
                       AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                   WITH RESPECT TO THE SERIES RELATING THERETO ............................     63

                                    ARTICLE V

                   The Investor Certificates and
                   Exchangeable Company Interest ..........................................     63

SECTION 5.01       The Investor Certificates ..............................................     63

SECTION 5.02       Authentication of Investor Certificates ................................     64
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                              TOC Pooling Agreement              Contents, p. ii

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SECTION 5.03       Registration of Transfer and Exchange of Investor Certificates .........     65
SECTION 5.04       Mutilated, Destroyed, Lost or Stolen Investor Certificates .............     68
SECTION 5.05       Persons Deemed Owners ..................................................     68
SECTION 5.06       Appointment of Paying Agent ............................................     69
SECTION 5.07       Access to List of Investor Certificateholders' Names and Addresses .....     70
SECTION 5.08       Authenticating Agent ...................................................     71
SECTION 5.09       Tax Treatment ..........................................................     73
SECTION 5.09(A)    Administration of the Trust as a FASIT .................................     73
SECTION 5.09(B)    Compliance with the Internal Revenue Code and Treasury Regulations .....     76
SECTION 5.10       Exchangeable Company Interest ..........................................     77
SECTION 5.11       Book-Entry Certificates ................................................     82
SECTION 5.12       Notices to Clearing Agency .............................................     83
SECTION 5.13       Definitive Certificates ................................................     84

                                   ARTICLE VI

                    Other Matters Relating to the Company .................................     84

SECTION 6.01       Liability of the Company  ..............................................     84
SECTION 6.02       Limitation on Liability of the Company .................................     85

                                   ARTICLE VII

                      Early Amortization Events ...........................................     85

SECTION 7.01       Early Amortization Events ..............................................     85
SECTION 7.02       Additional Rights upon the Occurrence of Certain Events ................     87

                                  ARTICLE VIII

                         The Trustee ......................................................     89

SECTION 8.01       Duties of Trustee ......................................................     89
SECTION 8.02       Rights of the Trustee ..................................................     92
SECTION 8.03       Trustee Not Liable for Recitals ........................................     94
SECTION 8.04       Trustee May Own Investor Certificates ..................................     95
SECTION 8.05       Trustee's Fees and Expenses ............................................     95
SECTION 8.06       Eligibility Requirements for Trustee ...................................     96
SECTION 8.07       Resignation or Removal of Trustee ......................................     97
SECTION 8.08       Successor Trustee ......................................................     98
SECTION 8.09       Merger or Consolidation of Trustee .....................................     98
SECTION 8.10       Appointment of Co-Trustee or Separate
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                              TOC Pooling Agreement             Contents, p. iii

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                   Trustee ................................................................     99
SECTION 8.11       Tax Returns ............................................................    100
SECTION 8.12       Trustee May Enforce Claims Without Possession of Investor
                   Certificates ...........................................................    101
SECTION 8.13       Suits for Enforcement ..................................................    101
SECTION 8.14       Rights of Investor Certificateholders to Direct Trustee ................    102
SECTION 8.15       Representations and Warranties of Trustee ..............................    103
SECTION 8.16       Maintenance of Office or Agency ........................................    103
SECTION 8.17       Limitation of Liability  ...............................................    103

                                   ARTICLE IX

                                 Termination ...............................................   104

SECTION 9.01       Termination of Trust ....................................................   104
SECTION 9.02       Optional Purchase and Final Termination Date of Investor
                   Certificates of Any Series ..............................................   104
SECTION 9.03       Final Payment with Respect to Any Series ................................   107
SECTION 9.04       Company's Termination Rights ............................................   108

                                    ARTICLE X

                          Miscellaneous Provisions .........................................   109

SECTION 10.01      Amendment ...............................................................   109
SECTION 10.02      Protection of Right, Title and Interest to Trust ........................   111
SECTION 10.03      Limitation on Rights of Holders .........................................   111
SECTION 10.04      Governing Law ...........................................................   113
SECTION 10.05      Notices .................................................................   113
SECTION 10.06      Severability of Provisions ..............................................   114
SECTION 10.07      Assignment ..............................................................   114
SECTION 10.08      Investor Certificates Nonassessable and Fully Paid ......................   114
SECTION 10.09      Further Assurances ......................................................   114
SECTION 10.10      No Waiver; Cumulative Remedies ..........................................   114
SECTION 10.11      Counterparts ............................................................   115
SECTION 10.12      Third-Party Beneficiaries ...............................................   115
SECTION 10.13      Actions by Investor Certificateholders ..................................   115
SECTION 10.14      Merger and Integration ..................................................   115
SECTION 10.15      Headings ................................................................   116
SECTION 10.16      Construction of Agreement ...............................................   116
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                              TOC Pooling Agreement              Contents, p. iv

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SECTION 10.17      No Setoff ...............................................................   116
SECTION 10.18      No Bankruptcy Petition ..................................................   116
SECTION 10.19      Limitation of Liability .................................................   116
SECTION 10.20      Certain Information .....................................................   118
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                                    EXHIBITS

Exhibit A          Form of Lockbox Agreement
Exhibit B          Form of Annual Opinion of Counsel
Exhibit C          Internal Operating Procedures Memorandum

                                   SCHEDULES

Schedule 1         Receivables
Schedule 2         Identification of Trust Accounts
Schedule 3         Location of Chief Executive Office of the Company


                                   APPENDICES

Appendix A         Description of Servicer Site Review Procedures
Appendix B         Description of Standby Liquidation System

                                    POOLING AGREEMENT, dated as of October 29,
                           1997, as amended and restated as of March 25, 1999, among AAM RECEIVABLES CORP., a Delaware corporation (the "Company"); AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation ("AAM", in its capacity as servicer, the "Servicer"); and THE CHASE MANHATTAN BANK, a New York banking corporation, not in its individual capacity, but solely as trustee (in such capacity, the "Trustee").

                              W I T N E S S E T H :

         WHEREAS, (i) the Company, the Seller and the Servicer entered into a Receivables Sale Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999 (as amended, supplemented or otherwise modified from time to time thereafter, the "Receivables Sale Agreement") and (ii) the Company, the Servicer and the Trustee entered into a Servicing Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999 (as amended, supplemented or otherwise modified from time to time thereafter, the "Servicing Agreement");

         WHEREAS, the parties hereto entered into the Pooling Agreement, dated as of October 29, 1997 (the "Existing Pooling Agreement")in order to create a master trust to which the Company would transfer all its right, title and interest in, to and under the Receivables and other Trust Assets then or thereafter owned by the Company, or in which the Company has an interest, and such master trust shall, from time to time at the direction of the Company, issue one or more Series of Investor Certificates, representing interests in the Receivables and such other Trust Assets as specified therein and in the Supplement related to such Series; and

         WHEREAS, the parties hereto wish to amend and restate the Existing Pooling Agreement in its entirety.


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                               Pooling Agreement                               2

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree that the Existing Pooling Agreement shall be and hereby is amended and restated in its entirety as follows:

                                    ARTICLE I

                                  Definitions

         SECTION 1.01 Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "AAM" shall mean American Axle & Manufacturing Corp., a Delaware corporation.

         "Accounts" shall have the meaning specified in subsection 2.01(a)(vi) of this Agreement.

         "Adjusted Invested Amount" shall mean, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

         "Adjustment Payments" shall mean the collective reference to payments of Transfer Deposit Amounts and Cash Dilution Payments.

         "Affiliate" shall mean, with respect to any specified Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person and any Person who is a director, officer or general partner of such specified Person. For purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" shall mean, with respect to any Series, the Person, if any, so designated in the related Supplement.

         "Aggregate Adjusted Invested Amount" shall mean, with respect to any date of determination, the sum

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                               Pooling Agreement                               3


of the Adjusted Invested Amounts with respect to all Outstanding Series on such date of determination.

         "Aggregate Allocated Receivables Amount" shall mean, with respect to any date of determination, the sum of the Allocated Receivables Amounts with respect to all Outstanding Series on such date of determination.

         "Aggregate Daily Collections" shall mean, with respect to any Business Day, the aggregate amount of all Collections deposited into the Collection Account on such day.

         "Aggregate Invested Amount" shall mean, at any date of determination, the sum of the Invested Amounts with respect to all Outstanding Series on such date of determination.

         "Aggregate Overconcentration Amount" shall mean, with respect to any date of determination, the sum of the Overconcentration Amounts of all Eligible Obligors at the end of the preceding Business Day.

         "Aggregate Receivables Amount" shall mean, with respect to any date of determination, (i) the aggregate Principal Amount of all Eligible Receivables in the Trust at the end of the Business Day immediately preceding such date minus
(ii) the Aggregate Overconcentration Amount for such date.

         "Aggregate Target Receivables Amount" shall mean, with respect to any date of determination, the sum of the Target Receivables Amounts with respect to all Outstanding Series on such date of determination.

         "Agreement" shall mean the Existing Pooling Agreement, as amended and restated as of March 25, 1999, and all amendments hereof and supplements hereto, and including, unless expressly stated otherwise, each Supplement.

         "Allocable Charged-Off Amount" shall have, with respect to any Series, the meaning specified in subsection 3.01(e) and in any Supplement for such Series.

         "Allocable Recoveries Amount" shall have, with respect to any Series, the meaning specified in subsection 3.01(e) and in any Supplement for such Series.


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                               Pooling Agreement                               4

         "Allocated Receivables Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Outstanding Series.

         "Amortization Period" shall have, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

         "Applicable Insolvency Laws" shall have the meaning specified in subsection 7.01(a).

         "Authorized Newspaper" shall mean a newspaper with a national circulation printed in the English language and customarily published on each Business Day.

         "Bankruptcy Code" shall mean the United States Federal Bankruptcy Code, 11 U.S.C. Sections 101-1330, as amended.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

         "Book-Entry Certificates" shall mean certificates evidencing a beneficial interest in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in
Section 5.11; provided, however, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are issued to the Certificate Book-Entry Holders, such Investor Certificates shall no longer be "Book-Entry Certificates".

         "Business Day" shall mean any day other than (i) a Saturday or a Sunday or (ii) another day on which commercial banking institutions or trust companies in the State of New York or in the city where the Corporate Trust Office is located, are authorized or obligated by law, executive order or governmental decree to be closed; provided that, when used in connection with the calculation of Certificate Rates which are determined by reference to LIBOR, "Business Day" shall mean any Business Day banks are open for dealings in dollar deposits in the London interbank market.

         "Business Day Received" shall mean, except as otherwise set forth in the applicable Supplement, (i) with respect to funds deposited in the Collection Account (a) if funds are deposited in the Collection


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                               Pooling Agreement                               5


Account by 1:30 p.m., New York City time, such day of deposit and (b) if funds are deposited in the Collection Account after 1:30 p.m., New York City time, the Business Day immediately following such day of deposit and (ii) with respect to funds deposited in any Lockbox Account (a) if funds are deposited in such Lockbox Account by the cut-off time established by the related Lockbox Processor for same-day processing of deposits, such day of deposit and (b) if funds are deposited in such Lockbox Account after such cut-off time, the Business Day immediately following such day of deposit.

         "Cash Dilution Payment" shall have the meaning specified in subsection 4.05(a) of the Servicing Agreement.

         "Certificate Book-Entry Holder" shall mean, with respect to a Book-Entry Certificate, the Person who is listed on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency, as the beneficial owner of such Book-Entry Certificate (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Certificate Rate" shall mean with respect to any Series and Class of Investor Certificates, the percentage interest rate (or formula on the basis of which such interest rate shall be determined) stated in the applicable Supplement.

         "Certificate Register" shall mean the register maintained pursuant to subsection 5.03(a), providing for the registration of the Investor Certificates and transfers and exchanges thereof.

         "Charged-Off Receivables" shall mean, with respect to any Settlement Period, all Receivables (or portions thereof) which, in accordance with the Policies of the Seller, have or should have been written off during such Settlement Period as uncollectible, including, without limitation, the Receivables of any Obligor which becomes the subject of any voluntary or involuntary bankruptcy proceeding.

         "Class" shall mean, with respect to any Series, any one of the classes of Investor Certificates of that Series as specified in the related Supplement.

                               Pooling Agreement                               6


         "Clean-Up Call Repurchase Price" shall have the meaning set forth in subsection 9.02(a).

         "Clearing Agency" shall mean each organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

         "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with such Clearing Agency.

         "Collection Account" shall have the meaning specified in subsection 3.01(a).

         "Collections" shall mean all collections and all amounts received in respect of the Receivables transferred to the Trust, including Recoveries, Adjustment Payments, indemnification payments made by the Servicer or the Company and payments received in respect of Dilution Adjustments, together with all collections received in respect of the Related Property in the form of cash, checks, wire transfers or any other form of cash payment, and all proceeds of Receivables and collections thereof (including, without limitation, collections constituting an account or general intangible or evidenced by a note, instrument, letter of credit, security, contract, security agreement, chattel paper or other evidence of indebtedness or security, whatever is received upon the sale, exchange, collection or other disposition of, or any indemnity, warranty or guaranty payable in respect of, the foregoing and all "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of New York).

         "Company" shall mean AAM Receivables Corp., a Delaware corporation.

         "Company Collection Subaccount" shall have the meaning specified in subsection 3.01(a).

         "Company Exchange" shall have the meaning specified in subsection 5.10(a).

         "Company Repurchase Payment" shall have the meaning specified in subsection 2.05(b).

         "Company Subordinated Obligation" shall mean any payment obligation or other liability designated as


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                               Pooling Agreement                               7


such in any Pooling and Servicing Agreement, each of which payment obligations and other liabilities shall (i) be subordinated and subject to the prior payment in full of all Company Unsubordinated Obligations then due, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company, but only a claim against the Company to the extent of funds available to the Company after satisfying all Company Unsubordinated Obligations then due.

         "Company Unsubordinated Obligations" shall mean all payment obligations and other liabilities of the Company under any Pooling and Servicing Agreement that are not designated as Company Subordinated Obligations.

         "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at The Chase Manhattan Bank, 450 W. 33rd Street, 14th Floor, New York, New York 10001 (Attention of: Structured Finance Services Group, AAM Master Trust).

         "Credit Agreement" shall mean the Credit Agreement dated as of October 27, 1997, among American Axle & Manufacturing of Michigan, Inc., the Seller, the lenders named therein, The Chase Manhattan Bank, as Administrative Agent and Collateral Agent, and Chase Manhattan Bank Delaware, as Fronting Bank (including any amendments or modifications thereto or refinancing thereof).

         "Credit Enhancer" shall mean, with respect to any Outstanding Series, that Person, if any, designated as such in the applicable Supplement.

         "Cut-Off Date" shall mean the close of business on October 24, 1997.

         "Daily Report" shall have the meaning specified in subsection 4.01 of the Servicing Agreement.

                               Pooling Agreement                               8

         "DCR" shall mean Duff & Phelps Credit Rating Co. or any successor thereto.

         "Defaulted Receivable" shall mean any Eligible Receivable which is unpaid in whole or in part for more than 120 days after its original due date.

         "Definitive Certificates" shall have the meaning specified in Section 5.11.

         "Deposit Date" shall have the meaning specified in Section 3.01(d).

         "Depository" shall mean, with respect to any Series, the Clearing Agency designated as the "Depository" in the related Supplement.

         "Depository Agreement" shall mean, with respect to any Series, an agreement among the Company, the Trustee and a Clearing Agency, or a letter of undertaking to a Clearing Agency by the Company and the Trustee, in each case in a form reasonably satisfactory to the Trustee and the Company.

         "Designated Obligor" shall mean, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

         "Dilution Adjustment" shall mean any payments, rebates, discounts, refunds or adjustments (including without limitation, as a result of the application of any special or other discounts or any reconciliations) of any Receivable, the amount owing for any returns (including, without limitation, as a result of the return of any defective goods) or cancellations and the amount of any other reduction of any payment under any Receivable, in each case granted or made by the Seller to the related Obligor; provided, however, a "Dilution Adjustment" does not include any Charged-Off Receivable.

         "Distribution Date" shall mean, except as otherwise set forth in the applicable Supplement, the 15th day of the month, or if such 15th day is not a Business Day, the next succeeding Business Day.

         "Dollars", "U.S. Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

                               Pooling Agreement                               9


         "Early Amortization Event" shall have, with respect to any Series, the meaning specified in Section 7.01 of this Agreement (without taking into account any Supplements) and in any Supplement for such Series.

         "Early Amortization Period" shall have, with respect to any Series, the definition assigned to such term in Section 7.01 of this Agreement and in any Supplement for such Series.

         "Eligible Institution" shall mean a depositary institution or trust company (which may include the Trustee and its Affiliates) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that at all times (i) such depositary institution or trust company is a member of the Federal Deposit Insurance Corporation, (ii) the certificates of deposit or the unsecured and uncollateralized debt obligations of such depositary institution or trust company are rated in one of the two highest long-term or short-term rating categories by each Rating Agency and (iii) such depositary institution or trust company has a combined capital and surplus of at least $100,000,000.

         "Eligible Investments" shall mean any deposit accounts, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) federal funds, demand deposits, time deposits or certificates of deposit of any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depositary institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein the commercial paper, certificates of deposit or other short-term unsecured and uncollateralized debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating

                               Pooling Agreement                              10

         Agencies rating such investment in the highest investment category granted thereby;

                  (c) commercial paper rated, at the time of the investment or contractual commitment to invest therein, in the highest rating category by each Rating Agency rating such commercial paper;

                  (d) investments in money market funds (including funds for which the Trustee or any of its Affiliates is investment manager or adviser) rated in the highest rating category by each Rating Agency rating such money market fund (provided that, if such Rating Agency is S&P, such rating shall be AAAm-G);

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; or

                  (g) any other investment that is a Permitted Asset upon satisfaction of the Rating Agency Condition with respect thereto.

         "Eligible Obligor" shall mean, as of any date of determination, each Obligor in respect of a Receivable that satisfies the following eligibility criteria:

                  (a) it is "located" (within the meaning of Section 9-103(3)(d) of the UCC as in effect in the State of New York) in the United States or is a "Designated Obligor" (as defined in the applicable Supplement);

                  (b) it is a Designated Obligor; and

                  (c) it is not the Seller or an Affiliate of the Seller; and

                  (d) it is not the subject of any voluntary or involuntary bankruptcy proceeding;

                               Pooling Agreement                              11

         "Eligible Receivable" shall mean, as of any date of determination, each Receivable owing by an Eligible Obligor in existence as of such date that satisfies the following eligibility criteria:

                  (a) it constitutes either (i) an account within the meaning of
         Section 9-106 of the UCC of the state the law of which governs the perfection of the interest granted in it, (ii) an instrument within the meaning of Section 9-105 of such UCC, which shall be subject to compliance with the delivery requirement set forth in subsection 2.01(b), (iii) chattel paper within the meaning of Section 9-105 of such UCC, which shall be subject to compliance with the delivery requirement set forth in subsection 2.01(b), or (iv) a general intangible (including to the extent that such Receivable includes interest, finance charges, returned check or late charges on sales or similar charges) within the meaning of Section 9-106 of such UCC;

                  (b) it is not a Defaulted Receivable;

                  (c) the goods related to it shall have been shipped or the services related to it shall have been performed or in the case of a Material Rebate Receivable, the material or parts shall have been received by the Seller, or in the case of a Tooling Receivable, the Seller shall have accrued the amount of such Receivable in accordance with its historical practices and the rules and guidelines of the Obligor of such Receivable and in each such case such Receivable shall have been billed to the related Obligor;

                  (d) it is denominated and payable only in U.S. Dollars in the United States;

                  (e) it arose in the ordinary course of business from the sale of goods, products or services of the Seller or is a Tooling Receivable or a Material Rebate Receivable and, in each case, it arose in accordance with the Policies of the Seller;

                  (f) it does not contravene any applicable law, rule or regulation and the Seller is not in violation of any law, rule or regulation in connection with it, in each case which in any way renders such Receivable unenforceable or would otherwise impair in any material respect the collectibility of such Receivable;

                               Pooling Agreement                              12


                  (g) it is not a Receivable with an original repayment term in excess of 90 days;

                  (h) it is not a Receivable purchased by the Seller from any Person;

                  (i) it is not a Receivable for which the Seller has established an offsetting specific reserve;

                  (j) it is not a Receivable in respect of which the Seller has
         (i) entered into an arrangement with the Obligor pursuant to which payment of any portion of the purchase price has been extended or deferred, whether by means of a promissory note or by any other means, to a date more than 60 days from the due date or (ii) altered the basis of the aging from the initial due date for payment such that the final due date extends to a date more than 60 days from its original invoice date or (iii) otherwise made any modification except in the ordinary course of business and consistent with the Policies of the Seller;

                  (k) all required consents, approvals or authorizations necessary for the creation and enforceability of such Receivable and the effective assignment and sale thereof by the Seller to the Company and by the Company to the Trust shall have been obtained with respect to the Receivable;

                  (l) the Seller is not in default in any material respect under the terms of the contract, if any, from which such Receivable arose;

                  (m) all right, title and interest in it has been validly sold by the Seller to the Company pursuant to the Receivables Sales Agreement;

                  (n) the Company or the Trust will have legal and beneficial ownership therein free and clear of all Liens other than such Liens described in clauses (i) and/or (iv) of the definition of Permitted Liens and such Receivable has been the subject of either a valid transfer from the Company to the Trust or, alternatively, the grant of a first priority perfected security interest therein to the Trust free and clear of all Liens other than such Liens described in clauses (i),
         (iii) and/or (iv) of the definition of Permitted Liens;

                               Pooling Agreement                              13

                  (o) it represents an enforceable obligation of the related Obligor to pay the full Principal Amount thereof and it is not subject to any dispute in whole or in part or to any asserted offset, counterclaim or defense;

                  (p) it is at all times the legal, valid and binding obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law);

                  (q) each of the representations and warranties with respect to such Receivable made in the Receivables Sale Agreement by the Seller is true and correct in all material respects; and

                  (r) at the time such Receivable was sold by the Seller to the Company under the Receivables Sale Agreement, no event described in subsection 7.01(d) of the Receivables Sale Agreement (without giving effect to any requirement as to the passage of time) had occurred with respect to the Seller;

provided that a Receivable which would otherwise not qualify as an Eligible Receivable because of a failure to comply with clause (j) or (o) above shall constitute an Eligible Receivable to the extent of the Principal Amount of such Receivable minus the amount of such Receivable which fails to comply with such clause (j) or (o).

         "Eligible Successor Servicer" shall mean a Person which, at the time of its appointment as Servicer (i) is legally qualified and has the corporate power and authority to service the Receivables transferred to the Trust in accordance with the terms of the Servicing Agreement, (ii) has demonstrated the ability to service a portfolio of similar receivables in accordance with reasonable standards of skill and care and (iii) has a combined capital and surplus of at least $5,000,000.

         "Enhancement" shall mean, with respect to any Series (i) the funds on deposit in or credited to any bank account (or subaccount thereof) of the Trust,
(ii) any surety arrangement, any letter of credit, guaranteed rate agreement, maturity guaranty facility,

                               Pooling Agreement                              14

tax protection agreement, interest rate swap, currency swap or other contract, agreement or arrangement, in each case for the benefit of any Investor Certificateholders of such Series, as designated in the applicable Supplement and (iii) the subordination of one Class of Investor Certificates in a Series to another Class in such Series or the subordination of any Interest to the Investor Certificates of such Series.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Date" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in subsection 5.10(a).

         "Exchange Notice" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in subsection 5.10(a).

         "Exchange Register" shall have the meaning specified in subsection 5.10(a).

         "Exchangeable Company Interest" shall have the meaning specified in subsection 3.01(b) and shall be exchangeable as provided in Section 5.10.

         "FASIT" shall mean a "financial asset securitization investment trust" within the meaning of Section 860L(a)(1) of the Internal Revenue Code.

         "FASIT Ownership Interest" shall mean, collectively, the Exchangeable Company Interest and any Subordinated Company Interest which, collectively, shall be designated as representing the sole "ownership interest" in the Trust within the meaning of Section 860L(b)(2) of the Internal Revenue Code.

         "FASIT Regular Interest" shall mean a FASIT regular interest within the meaning of Section 860L(b)(1) of the Internal Revenue Code.

         "Federal Government Obligor" shall mean the United States Federal government or any subdivision thereof or any agency, department or instrumentality thereof.

         "Force Majeure Delay" shall mean, with respect to the Servicer, any cause or event which is beyond the control and not due to the negligence of the Servicer

                               Pooling Agreement                              15

which delays, prevents or prohibits the Servicer's delivery of Daily
Reports and/or Monthly Settlement Statements, including, without limitation, acts of God or the elements and fire, but shall not include strikes or Year 2000 Problems; provided that no such cause or event shall be deemed to be a Force Majeure Delay unless the Servicer shall have given the Company and the Trustee written notice thereof as soon as reasonably possible after the beginning of such delay.

         "Ford" shall mean Ford Motor Company, a Delaware corporation, and any of its Subsidiaries.

         "Fractional Undivided Interest" shall mean a fractional undivided interest, which, with respect to any Investor Certificate, can be expressed as a percentage of the interest in the Trust Assets represented by the Series or Class in which it was issued by taking the percentage equivalent of a fraction the numerator of which is the principal amount of such Investor Certificate and the denominator of which is the aggregate principal amount of all Investor Certificates of such Series or Class.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

         "General Opinion" shall mean, with respect to any action, an Opinion of Counsel to the effect that (i) such action has been duly authorized by all necessary corporate action on the part of the Servicer, the Seller or the Company, as the case may be, and (ii) any agreement executed in connection with such action constitutes a legal, valid and binding obligation of the Servicer, the Seller or the Company, as the case may be, enforceable in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

         "GM" shall mean General Motors Corporation, a Delaware corporation, and any of its Subsidiaries.

         "GM Agreements" shall mean (i) the Component Supply Agreement, as amended, dated as of February 29,

                               Pooling Agreement                              16


1994, between the Servicer and General Motors Corporation, (ii) the GMCL Purchase Order Agreement, as amended, dated as of February 17, 1994, and effective as of March 1, 1994, between the Servicer and General Motors of Canada Limited ("GMCL"), (iii) the Amended and Restated Memorandum of Understanding dated as of September 22, 1997, as amended pursuant to an Extension Agreement dated as of September 22, 1997 between the Servicer and General Motors Corporation, (iv) the letter agreement, dated as of February 20, 1996, between the Servicer and General Motors Corporation and (v) any agreements entered into between the Servicer and General Motors or GMCL succeeding or replacing the agreements in clauses (i) and (ii), including "Lifetime Program Contracts".

         "Government Obligor" shall mean any Federal Government Obligor or any State/Local Government Obligor.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Holders" shall mean the collective reference to the Investor Certificateholders, the holders of Subordinated Company Interests and the holders of the Exchangeable Company Interest.

         "Indebtedness" shall mean, with respect to any Person at any date, (a) all indebtedness of such Person for borrowed money, (b) any obligation owed for the deferred purchase price of property or services which purchase price is evidenced by a note or similar written instrument, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) that portion of obligations of such Person under capital leases which is properly classified as a liability on a balance sheet in conformity with GAAP and (e) all liabilities of the type described in the foregoing clauses (a) through (d) secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

         "Indemnified Person" shall have the meaning specified in Section 10.19.

                               Pooling Agreement                              17


         "Independent Public Accountants" shall mean, with respect to any Person, any independent certified public accountants of nationally recognized standing which constitute one of the accounting firms commonly referred to as the "big six" accounting firms (or any successor thereto); provided that such firm is independent with respect to such Person within the meaning of Rule 2-01(b) of Regulation S-X under the Securities Act.

         "Ineligible Receivable" shall have the meaning specified in subsection 2.05(a).

         "Initial Closing Date" shall mean October 29, 1997.

         "Initial Invested Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Series.

         "Insolvency Event" shall mean the occurrence of any one or more of the Early Amortization Events specified in paragraph (a) of Section 7.01.

         "Interest" shall mean any interest in the Trust Assets issued pursuant to the Agreement or any Supplement.

         "Internal Operating Procedures Memorandum" shall mean the internal operating procedures memorandum prepared by the Trustee as set forth in Exhibit C hereto.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Invested Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Series.

         "Invested Percentage" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Series.

         "Investment" shall mean the making by the Company or the Seller, as the case may be, of any advance, loan, extension of credit or capital contribution to, the purchase of any stock, bonds, notes, debentures or other securities of or any assets

                               Pooling Agreement                              18


constituting a business unit of, or the making by the Company or the Seller, as the case may be, of any other investment in, any Person.

         "Investment Earnings" shall have the meaning specified in subsection 3.01(c).

         "Investor Certificateholder" shall mean the holder of record of, or the bearer of, an Investor Certificate.

         "Investor Certificateholders' Interest" shall have the meaning specified in subsection 3.01(b).

         "Investor Certificates" shall mean the certificates executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form attached to the applicable Supplement, but shall not include the Exchangeable Company Interest, any Subordinated Company Interest or any other Interest held by the Company.

         "Issuance Date" shall mean, with respect to any Series, the date of issuance of such Series, or the date of any increase to the Invested Amount of such Series, as specified in the related Supplement.

         "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and
(c) in the case of securities, any purchase option, call or other similar right of a third party with respect to such securities; provided, however, that if a lien is imposed under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA applies, then such lien shall not be treated as a "Lien" from and after the time (a)(i) any Person who is obligated to make such payment pays to such plan the amount of such lien determined under Section 412(n)(3) of the Internal Revenue Code or Section 302(f)(3) of ERISA, as the case may be, and provides to the Trustee, the Rating Agencies and any Agent a written statement of the amount of such lien together with written evidence of payment of such amount, or (ii) such lien expires pursuant to

                               Pooling Agreement                              19


Section 412(n)(4)(B) of the Internal Revenue Code or Section 302(f)(4)(B) of ERISA and (b) the Rating Agency Condition shall have been satisfied.

         "Lien Creation" shall mean the creation, incurrence, assumption or suffering to exist by the Company or the Seller, as the case may be, of any Lien upon the Receivables, Related Property or the proceeds thereof.

         "Lockbox" shall mean the post office boxes and accounts listed on
Schedule 2 to the Receivables Sale Agreement to which the Obligors are instructed to remit payments on the Receivables and/or such other post office boxes as may be established pursuant to Section 2.03 of the Servicing Agreement.

         "Lockbox Account" shall mean the intervening account or accounts used by a Lockbox Processor for deposit of funds received in a Lockbox prior to their transfer to the Collection Account.

         "Lockbox Agreement" shall mean a lockbox agreement substantially in the form set forth as Exhibit A, as the same may be amended from time to time in accordance with the Transaction Documents.

         "Lockbox Processor" shall mean the depositary institution or processing company (which may be the Trustee) that processes payments on the Receivables sent by the Obligors thereon forwarded to a Lockbox.

         "Margin Stock" shall have the meaning given to such term in Regulation U of the Board.

         "Material Adverse Effect" shall mean, when used (i) with respect to the Seller, a materially adverse effect on the Receivables, taken as a whole, (ii) with respect to the Seller or the Servicer, (a) a material impairment of the ability of the Seller or the Servicer, as the case may be, to perform its obligations under the Transaction Documents, (b) a material impairment of the validity or enforceability of any of the Transaction Documents against the Seller or the Servicer, (c) a material impairment of the collectibility of the Receivables or (d) a material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders under or with respect to the Transaction Documents or (iii) with respect to the Company, (a) a materially adverse effect on the business,

                               Pooling Agreement                              20

operations, property or condition (financial or otherwise) of the Company, (b) a material impairment of the ability of the Company to perform its obligations under any Transaction Document to which it is a party, (c) a material impairment of the validity or enforceability of any of the Transaction Documents against the Company, (d) a material impairment of the collectibility of the Receivables or (e) a material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders under or with respect to the Transaction Documents.

         "Material Rebate Receivable" shall mean any Receivable described in clause (y) of the definition thereof.

         "Monthly Servicing Fee" shall have the meaning specified in subsection 2.05(a) of the Servicing Agreement.

         "Monthly Settlement Statement" shall have the meaning specified in
Section 4.02 of the Servicing Agreement.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended.

         "Obligor" shall mean, with respect to any Receivable, the party obligated to make payments with respect to such Receivable, including any guarantor thereof.

         "Officer's Certificate" shall mean, with respect to any Person, unless otherwise specified in this Agreement, a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President (however denominated) or the Treasurer of such Person (or an officer holding an office with equivalent or more senior responsibilities).

         "Opinion of Counsel" shall mean a written opinion or opinions of one or more counsel (who may be internal counsel) to the Company or the Servicer, designated by the Company or the Servicer, as the case may be, that is reasonably acceptable to the Trustee.

         "Optional Repurchase Percentage" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

                               Pooling Agreement                              21


         "Optional Termination Notice" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

         "Outstanding Series" shall mean, at any time, a Series issued pursuant to an effective Supplement for which the Series Termination Date for such Series has not occurred.

         "Overconcentration Amount" shall mean, at any date with respect to an Eligible Obligor, the Principal Amount of otherwise Eligible Receivables due from such Obligor which, expressed as a percentage of the Principal Amount of all Eligible Receivables in the Trust at such date, exceeds the Overconcentration Percentage, if any, provided in the related Supplement with respect to an Outstanding Series;

         "Paying Agent" shall mean any paying agent and co-paying agent appointed pursuant to Section 5.06 and, unless otherwise specified in the related Supplement of any Outstanding Series and with respect to such Series, shall initially be The Chase Manhattan Bank, as Trustee.

         "Permitted Asset" shall mean:

         (i)      cash or cash equivalents,

         (ii) any Receivable or fixed-rate or floating-rate debt instrument, other than Receivables from, or debt instruments issued by, the Company or any Affiliate of the Company,

         (iii) foreclosure property that is acquired by the Trust in connection with the default or imminent default of a Receivable or other debt instrument held by the Trust (unless the security interest in such property was created for the principal purpose of permitting the Trust to invest in such property),

         (iv)     any asset -

                  (x) which is an interest rate or foreign currency notional principal contract, letter of credit, insurance, guarantee against payment defaults, or other similar instrument permitted under the applicable Treasury Regulations, and

                  (y) which is reasonably required to guarantee or hedge against the

                               Pooling Agreement                              22


                           Trust's risks associated with being the obligor on any FASIT Regular Interests issued by the Trust,

         (v) contract rights to acquire any Receivables or debt instruments described in (ii) above or assets described in (iv) above,

         (vi)     any regular interest in another FASIT, and

         (vii) any regular interest in a "real estate mortgage investment conduit".

         "Permitted Liens" shall mean, at any time, for any Person:

                  (i) Liens created pursuant to this Agreement or the Receivables Sale Agreement;

                  (ii) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate proceedings by such Person and with respect to which reserves in conformity with GAAP have been provided on the books of such Person;

                  (iii) unasserted rights of set-off, counterclaim or other defenses with respect to such Receivable; and

                  (iv) any other Liens securing obligations not in excess of $50,000 in the aggregate at any one time outstanding.

         "Person" shall mean any individual, partnership, limited liability company corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Policies" shall mean, with respect to the Seller, the credit and collection policies of the Seller, copies of which have been previously delivered to the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

         "Pooling and Servicing Agreements" shall have the meaning specified in subsection 10.01(a).

         "Potential Early Amortization Event" shall mean an event which, with the giving of notice and/or the

                               Pooling Agreement                              23


lapse of time, would constitute an Early Amortization Event hereunder or under any Supplement.

         "Potential Servicer Default" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Servicer Default hereunder or under any Supplement.

         "Prepayment Request" shall have, with respect to any Series, the meaning specified in the related Supplement.

         "Principal Amount" shall mean, with respect to any Receivable, the amount due thereunder.

         "Principal Terms" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, specified in subsection 5.10(c).

         "Program Costs" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

         "Publication Date" shall have the meaning specified in subsection 7.02(a).

         "Rating Agency" shall mean, with respect to each Outstanding Series, any rating agency or agencies designated as such in the related Supplement; provided that (i) in the event that no Outstanding Series has been rated, then for purposes of the definitions of "Eligible Institution" and "Eligible Investments", "Rating Agency" shall mean S&P; (ii) except as provided in (i), in the event no Outstanding Series has been rated, any reference to "Rating Agency" or the "Rating Agencies" shall be deemed to have been deleted herefrom, except that references to the term "Rating Agency Condition" shall not be deemed deleted, but shall be modified as set forth under the definition of such term.

         "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Company, the Servicer, any Agent and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any Outstanding Series or any Class of any such Outstanding Series with respect to which it is a Rating Agency; provided that in the event that no Outstanding Series has been rated, any reference to a "Rating Agency Condition" shall be deemed

                               Pooling Agreement                              24


to be a reference to the prior written consent of the Agent with respect to such action.

         "Receivable" shall mean the indebtedness and payment obligations of any Person to the Seller (including, without limitation, obligations constituting an account or general intangible evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security and whether or not any invoice or other bill has been rendered by the Seller or any other Person) arising from (x) a sale of merchandise or services by the Seller (including, without limitation, any right to payment for goods sold or for services rendered), (y) an obligation of any Person to provide rebates to the Seller with respect to, or to reimburse the Seller for, a portion of the costs of materials and parts to be used in the manufacturing of products for such Person or its affiliates, or (z) an obligation of any Person to pay for tooling or equipment purchased or built by the Seller for the purpose of manufacturing products for such Person, in each case including the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto; provided that any Tooling Receivable that is not generated as part of the GMT 800 program or any other program providing for periodic payments to the Seller shall not constitute a "Receivable" until the Production Part Approval Process (PPAP) has been completed with respect to the tooling giving rise to such Tooling Receivable; provided further that in no event shall any intercompany or intracompany obligation owed to the Seller by any of its Subsidiaries, divisions or other operating units constitute a "Receivable".

         "Receivables Purchase Date" shall mean, with respect to any Receivable, the Business Day on which the Company purchases such Receivable from the Seller and transfers such Receivable to the Trust.

         "Receivables Sale Agreement" shall mean the Receivables Sale Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999, among the Seller, the Servicer and the Company, as amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

         "Record Date" shall mean, with respect to any Series, the date specified as such in the applicable Supplement.

         "Recoveries" shall mean all amounts collected (net of out-of-pocket costs of collection) in respect of Charged-Off Receivables.

         "Regulation G" shall mean Regulation G of the Board as from

                               Pooling Agreement                              25

time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Related Property" shall mean, with respect to each Receivable:

                  (a) all of the Seller's security interest in the goods (including returned goods), if any, relating to the sale which gave rise to such Receivable;

                  (b) all other security interests or Liens, and the Seller's interest in the property subject thereto, from time to time purporting to secure payment of such Receivable, whether pursuant to the contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and

                  (c) all guarantees, insurance, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the contract related to such Receivable or otherwise;

including in the case of clauses (b) and (c), without limitation, pursuant to any obligations evidenced by a note, instrument, contract, security agreement, chattel paper, or other evidence of indebtedness or security.

         "Reported Day" shall have the meaning specified in subsection 4.01(a) of the Servicing Agreement.

         "Repurchase Obligation Date" shall have the meaning specified in subsection 2.05(a).

         "Requirement of Law" for any Person shall mean the certificate of incorporation and by-laws or other

                               Pooling Agreement                              26


organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" shall mean (i) when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Vice President, any Assistant Vice President, Trust Officer or Assistant Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and
(ii) when used with respect to any other Person, the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President or the Treasurer of such Person.

         "Restricted Payments" shall have the meaning assigned in subsection 2.08(m).

         "Revolving Period" shall have, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Seller" shall mean American Axle & Manufacturing, Inc. and its successors and assigns.

         "Seller Note" shall have the meaning specified in Section 8.01 of the Receivables Sale Agreement.

         "Series" shall mean any series of Investor Certificates and any related Subordinated Company Interest, the terms of which are set forth in a Supplement.

         "Series Account" shall mean any deposit, trust, escrow, reserve or similar account maintained for the benefit of the Investor Certificateholders and the holders of the related Subordinated Company Interest of any Series or Class, as specified in any Supplement.

                               Pooling Agreement                              27


         "Series Collection Subaccount" shall have the meaning specified in subsection 3.01(a).

         "Series Collection Sub-subaccount" shall have the meaning specified in subsection 3.01(a).

         "Series Non-Principal Collection Sub-subaccount" shall have the meaning specified in subsection 3.01(a).

         "Series Principal Collection Sub-subaccount" shall have the meaning specified in subsection 3.01(a).

         "Series Termination Date" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Series.

         "Service Transfer" shall have the meaning specified in Section 6.01 of the Servicing Agreement.

         "Servicer" shall initially mean American Axle & Manufacturing Inc., a Delaware corporation, and, after any Service Transfer, the Successor Servicer.

         "Servicer Default" shall have, with respect to any Series, the meaning specified in Section 6.01 of the Servicing Agreement and, if applicable, as supplemented by the related Supplement for such Series.

         "Servicer Site Review" shall mean a review performed by the Trustee of the servicing operations of the Servicer's central site locations, as described in Appendix A.

         "Servicing Agreement" shall have the meaning specified in the recitals hereto.

         "Servicing Fee" shall have the meaning specified in subsection 2.05(a) of the Servicing Agreement.

         "Servicing Fee Percentage" shall mean 1% per annum.

         "Settlement Period" shall mean each fiscal month of the Servicer.

         "Settlement Report Date" shall mean, except as otherwise set forth in the applicable Supplement, the

                               Pooling Agreement                              28


10th day of each calendar month or, if such 10th day is not a Business Day, the next succeeding Business Day.

         "Special Allocation Settlement Report Date" shall have the meaning specified in subsection 3.01(e).

         "Specified Bankruptcy Opinion Provisions" shall mean the factual assumptions (including those contained in the factual certificate referred to therein) and the actions to be taken by the Seller or the Company, in each case as specified in the legal opinion of Simpson Thacher & Bartlett (or other counsel) relating to certain bankruptcy matters delivered on each Issuance Date.

         "Standby Liquidation System" shall mean a system by which the Trustee will receive and store electronic information regarding Receivables from the Servicer which may be utilized in the event of a liquidation of the Receivables to be carried out by the Trustee, as described in Appendix B.

         "State/Local Government Obligor" shall mean any state or local government or any subdivision thereof or any agency, department, or instrumentality thereof.

         "Subordinated Interest Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Outstanding Series.

         "Subordinated Company Interest" shall mean any Interest issued to the Company pursuant to the Supplement for any Series which represents an interest in the Trust Assets which is subordinated to the Investor Certificates of such Series.

         "Subordinated Interest Register" shall have the meaning specified in subsection 5.10(d).

         "Subsidiary" shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person; provided that the Company shall not constitute a "Subsidiary" of AAM.

                               Pooling Agreement                              29

         "Successor Servicer" shall have the meaning specified in Section 6.02 of the Servicing Agreement.

         "Supplement" shall mean, with respect to any Series, a supplement to this Agreement complying with the terms of Section 5.10(c), executed in conjunction with the issuance of any Series.

         "Target Receivables Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Outstanding Series.

         "Tax Opinion" shall mean, unless otherwise specified in the Supplement for any Series with respect to such Series or any Class within such Series, with respect to any action, an Opinion of Counsel (a) to the effect that, for United States federal income tax purposes, (i) such action will not adversely affect the characterization as debt of any Investor Certificates of any Outstanding Series or Class and for which the Trustee has received an Opinion of Counsel that such Series or Class of Investor Certificates will be characterized as debt for such purposes, (ii) in the case of a Tax Opinion required under Section 5.10(a) of this Agreement, the Investor Certificates of any new Series that are not retained by the Company will be characterized as debt and (iii) following such action, the Trust will not be an association (or publicly traded partnership) taxable as a corporation and (b) with respect to state taxation issues regarding the taxation of the Trust, in substantially the form delivered at the Initial Closing Date; provided, that such opinion shall not be at the expense of the Trustee.

         "Termination Notice" shall have the meaning specified in Section 6.01 of the Servicing Agreement.

         "Tooling Receivable" shall mean any Receivable described in clause (z) of the definition thereof.

         "Transactions" shall have the meaning specified in subsection 2.03(b).

         "Transaction Documents" shall mean the collective reference to this Agreement, the Servicing Agreement, each Supplement with respect to any Outstanding Series, the Receivables Sale Agreement, the Lockbox Agreements, the Investor Certificates and any other documents delivered pursuant to or in connection therewith.

                               Pooling Agreement                              30


         "Transfer Agent and Registrar" shall have the meaning specified in
Section 5.03 and shall initially be the Trustee.

         "Transfer Deposit Amount" shall have the meaning specified in subsection 2.05(b).

         "Transferred Agreements" shall have the meaning assigned in subsection 2.01(a)(v).

         "Trust" shall mean the AAM Master Trust created by this Agreement.

         "Trust Assets" shall have the meaning specified in subsection 2.01(a).

         "Trust Termination Date" shall have the meaning specified in subsection 9.01(a).

         "Trustee" shall mean the institution executing this Agreement as trustee, or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee Force Majeure Delay" shall mean any cause or event that is beyond the control and not due to the gross negligence of the Trustee that delays, prevents or prohibits the Trustee's performance of its duties under
Article III, including acts of God, floods, fire, explosions of any kind, snowstorms and other irregular weather conditions, mass transportation disruptions, any of power failure, telephone failure or computer failure in the office of the Trustee, including without limitation, failure of the Chemlink or any similar system or failure of the Fed Wire system operated by the Federal Reserve Bank of New York and all similar events. The Trustee shall notify the Company as soon as reasonably possible after the beginning of any such delay.

         "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

         "Variable Funding Certificates" or "VFC Certificates" shall have the meaning specified in Section 5.10.

         "Year 2000 Problem" means any significant risk that computer hardware or software used in the Servicer's businesses or operations will not, in the case of dates or time periods occurring after December 31, 1999,

                               Pooling Agreement                              31

function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

         SECTION 1.02. Other Definitional Provisions . (a) All terms defined in this Agreement, the Servicing Agreement or in any Supplement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partly defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Exhibit and Appendix references contained in this Agreement are references to Sections, subsections, Schedules, Exhibits and Appendices in or to this Agreement unless otherwise specified.

         (d) The definitions contained in Section 1.01 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e) Where a definition contained in Section 1.01 specifies that such term shall have the meaning set forth in the related Supplement, the definition of such term set forth in the related Supplement may be preceded by a prefix indicating the specific Series or Class to which such definition shall apply.

         (f) Where reference is made in this Agreement or any related Supplement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount (as such term is defined in Section 1.01) of such Receivables.

                               Pooling Agreement                              32

         (g) Any reference herein or in any other Transaction Document to a provision of the Bankruptcy Code, the Internal Revenue Code or ERISA shall be deemed a reference to any successor provision thereto.

         (h) To the extent that any provision of this Agreement or any other Transaction Document requires that a calculation be performed with respect to a date occurring prior to the effective date of such Transaction Document, such calculation shall be performed as provided therein as though such Transaction Document had been effective on and as of such prior date; provided, that the party required to perform such calculation shall not be responsible for not performing such calculation as of such prior date.

         (i) Any reference herein to a Schedule, Exhibit or Appendix to this Agreement shall be deemed to be a reference to such Schedule, Exhibit or Appendix as it may be amended, modified or supplemented from time to time to the extent that such Schedule, Exhibit or Appendix may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule, Exhibit or Appendix) in compliance with the terms of the Transaction Documents.

         (j) Any reference herein to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Agreement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

         (k) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

                               Pooling Agreement                              33


                                   ARTICLE II

                           Conveyance of Receivables;
                   Representations, Warranties and Covenants

         SECTION 2.01. Conveyance of Receivables. (a) By execution and delivery of this Agreement, the Company did, as of October 29, 1997, and does as of the date hereof, hereby, assign, set over and otherwise convey to the Trust for the benefit of the Holders, without recourse (except as specifically provided herein), all its present and future right, title and interest in, to and under:

                  (i) all Receivables, including those existing at the close of business on the Initial Closing Date and all Receivables thereafter arising from time to time until but not including the Trust Termination Date;

                  (ii) the Related Property;

                  (iii) all Collections;

                  (iv) all rights (including rescission, replevin or reclamation) relating to any Receivable or arising therefrom;

                  (v) each of the Receivables Sale Agreement including (A) all rights of the Company to receive monies due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise, (B) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, (C) claims of the Company for damages arising out of or for breach of or default under such agreement, (D) the right of the Company to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (E) all other rights, remedies, powers, privileges and claims of the Company under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to the Company at law or in equity), including the rights of the Company to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith (all of the foregoing set forth in subclauses
         (v)(A) through (E), inclusive, the "Transferred Agreements");

                               Pooling Agreement                              34


                  (vi) the Collection Account, each Lockbox and each Lockbox Account (collectively, the "Accounts"), including (A) all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing any of such Accounts or any funds and other evidences of payment held therein, (B) all investments of such funds held in such Accounts and all certificates and instruments from time to time representing or evidencing such investments, (C) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Trustee for and on behalf of the Company in substitution for any of the then existing Accounts and (D) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Accounts; and

                  (vii) all proceeds of or payments in respect of any and all of the foregoing clauses (i) through (vi) (including proceeds that constitute property of the types described in clause (vi) above and including Collections).

Such property described in the foregoing clauses (i) through (vii), together with all investments and all monies on deposit in any other bank account or accounts maintained for the benefit of any Holders and all monies available under any Enhancement, to the extent paid to the Trust to be provided by the provider of such Enhancement for any Series for payment to Holders shall constitute the assets of the Trust (the "Trust Assets").

         Subject to Section 5.09, although it is the intent of the parties to this Agreement that the conveyance of the Company's right, title and interest in, to and under the Receivables and the other Trust Assets pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, the Company hereby grants to the Trustee for the benefit of the Holders a security interest in all of the Company's present and future right, title and interest in, to and under the Receivables and the other Trust Assets (it is understood and agreed that the parties intend that such security interest shall be perfected and first priority upon the filing of UCC-1 financing statements with the appropriate authorities), and that this Agreement shall constitute a

                               Pooling Agreement                              35


security agreement under applicable law in favor of the Trustee, for the benefit of the Holders.

         (b) The assignment, setover and conveyance to the Trust pursuant to
Section 2.01(a) shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such assignment, setover and conveyance shall be construed accordingly. In connection with the foregoing assignment, the Company and the Servicer agree to deliver to the Trustee each Trust Asset evidencing a Receivable to be included as an Eligible Receivable or any Related Property with respect thereto (including any original document or instrument necessary to effect or to perfect such assignment) in which the transfer of an interest is being perfected under the UCC or otherwise by possession and not by filing a financing statement or similar document (although a precautionary filing of a financing statement or similar document is expected to be made in respect of each such Trust Asset). Without limiting the generality of the foregoing sentence, the Company and the Servicer agree to deliver or cause to be delivered to the Trustee an original of (i) any promissory note or other instrument evidencing a Receivable sold to the Trust and (ii) any chattel paper evidencing a Receivable sold to the Trust.

         Notwithstanding the assignment of the Transferred Agreements set forth in Section 2.01(a), the Company does not hereby assign or delegate any of its duties or obligations under the Transferred Agreements to the Trust or the Trustee and neither the Trust nor the Trustee accepts such duties or obligations, and the Company shall continue to have the right and the obligation to purchase Receivables from the Seller thereunder from time to time and to consummate the other transactions and take any actions contemplated thereby. The foregoing assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee, any Investor Certificateholder or the Company, in its capacity as a Holder, of any obligation of the Servicer, the Company, the Seller or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor.

         In connection with such assignment, the Company agrees to record and file, or cause to be recorded or filed, at its own expense, any financing statements (and continuation statements with respect to such financing

                               Pooling Agreement                              36


statements when applicable) or, where applicable, registrations in the appropriate records, with respect to the Receivables now existing and hereafter created and the other Trust Assets, in each case for which a security interest may be perfected under the relevant UCC, legislation or similar statute by such filing or registration, as the case may be, in each case meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain perfection of the assignment of the Receivables and such other Trust Assets (excluding returned merchandise) to the Trust, and to deliver a file-stamped copy or certified statement of such financing statement or registration or other evidence of such filing or registration to the Trustee on or prior to the date of issuance of any Investor Certificates, any Subordinated Company Interest or the Exchangeable Company Interest. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing or other registration under the UCC, other relevant legislation or similar statute in connection with such transfer. The Trustee shall be entitled to conclusively rely on the filings or registrations made by or on behalf of the Company without any independent investigation and the Company's obligation to make such filings as evidence that such filings have been made.

         In connection with such assignment, the Company further agrees, at its own expense, on or prior to the Initial Closing Date and each Issuance Date (a) to indicate, or to cause to be indicated, in its computer files containing its master database of Receivables and to cause the Seller to indicate in its records containing its master database of Receivables that Receivables have been conveyed to the Company or the Trust, as the case may be, pursuant to the Receivables Sale Agreement or this Agreement, respectively, for the benefit of the Holders and (b) to deliver or transmit or cause to be delivered or transmitted to the Trustee computer tapes, diskettes or data transmission containing a true and complete list of all Receivables transferred to the Trust specifying for each such Receivable, as of the Cut-Off Date, at least (i) the name of the Obligor and (ii) the aggregate Principal Amount of the Receivables owing by such Obligor. Such tapes, diskettes or data transmission shall constitute Schedule 1 to this Agreement and are hereby incorporated into and made a part of this Agreement whether they are delivered together with or separate from this Agreement.

                               Pooling Agreement                              37


         SECTION 2.02 Acceptance by Trustee. (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest in, to and under the property, existing as of October 27, 1997 and thereafter created, and now existing and hereafter created, assigned to the Trust pursuant to
Section 2.01 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Holders. The Trustee further acknowledges that, prior to or simultaneous with the execution and delivery of this Agreement, the Company delivered to the Trustee the computer tapes containing a list of the Receivables described in the last paragraph of
Section 2.01. The Trustee shall maintain a copy of Schedule 1, as delivered from time to time, at the Corporate Trust Office.

         (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

         SECTION 2.03 Representations and Warranties of the Company Relating to the Company. The Company hereby represents and warrants to the Trustee, in its individual capacity, and the Trust (for the benefit of the Holders with respect to each Outstanding Series) as of the Issuance Date of such Series, that:

         (a) Organization; Powers. The Company (i) is a "C" corporation duly organized, validly existing and in good standing under the laws of Delaware,
(ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in, and is in good standing in, every jurisdiction where the nature of its business so requires, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect and (iv) has the corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and each other agreement or instrument contemplated hereby to which it is or will be a party.

         (b) Authorization. The execution, delivery and performance by the Company of each of the Transaction Documents and the other transactions contemplated hereby (collectively, the "Transactions") (i) have been duly authorized by all requisite corporate and, if required,

                               Pooling Agreement                              38


stockholder action and (ii) will not (A) violate (1) any Requirement of Law or
(2) any provision of any Transaction Document or any other material Contractual Obligation to which the Company is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, any Transaction Document or any other material Contractual Obligation or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Company (other than any Lien created hereunder or contemplated or permitted hereby).

         (c) Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes, and each other Transaction Document to which the Company is a party when executed and delivered by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against it in accordance with its respective terms, subject (a) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect and (b) to general principles of equity (whether enforcement is sought by a proceeding in equity or at law).

         (d) Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (i) the filing of appropriate UCC financing statements, (ii) such as have been made or obtained and are in full force and effect and (iii) those that may be required under the state securities or "blue sky" laws in connection with the offering or sale of certificates.

         (e) Litigation; Compliance with Laws. (i) There are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Company, threatened against or affecting the Company or any business, property or rights of the Company, an adverse decision in which could reasonably be expected to have a Material Adverse Effect with respect to the Company.

                               Pooling Agreement                              39

         (ii) The Company is not in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority.

         (f) Agreements. (i) The Company has no Contractual Obligations other than (A) the Transaction Documents to which it is a party (including the Seller
Note) and (B) any other agreements or instruments that the Company is not prohibited from entering into by subsection 2.08(g). The Company is not subject to any corporate restriction that could reasonably be expected to have a Material Adverse Effect.

         (ii) The Company is not in default in any material respect under any provision of any Transaction Document or any other material Contractual Obligation to which it is a party or by which it or any of its properties or assets are or may be bound.

         (g) Federal Reserve Regulations. (i) The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

         (ii) No part of the proceeds from the issuance of any Investor Certificates will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or otherwise fails to comply with, the provisions of the Regulations of the Board, including Regulation G, U or X.

         (h) Investment Company Act. Neither the Company nor the Trust is an "investment company" as defined in, or subject to regulation under, the 1940 Act.

         (i) No Early Amortization Event. No Early Amortization Event or Potential Early Amortization Event has occurred and is continuing.

         (j) Tax Returns. The Company has filed or caused to be filed all United States federal, state or other material tax returns required to have been filed by it and has paid or caused to be paid all taxes due and payable by it and all assessments received by it to the extent that such failure to file or nonpayment could reasonably be expected to have a Material Adverse Effect with respect to the Company.

                               Pooling Agreement                              40


         (k) Location of Records; Chief Executive Office. The offices at which the Company keeps its records concerning the Receivables either (x) are located at the addresses set forth for the Seller on Schedule 4 of the Receivables Sale Agreement or (y) the Company has notified the Trustee of the location thereof in accordance with the provisions of subsection 2.08(j) of this Agreement. The chief executive office of the Company is located at the address set forth on
Schedule 3 and is the place where the Company is "located" for the purposes of
Section 9-103(3)(d) of the UCC as in effect in the State of New York. As of the Initial Closing Date, the state and county where the chief executive office of the Company is "located" for the purposes of Section 9-103(3)(d) of the UCC as in effect in the State of New York has not changed in the past four months.

         (l) Solvency. No Insolvency Event with respect to the Company has occurred and the transfer of the Receivables by the Company to the Trust has not been made in contemplation of the occurrence thereof. Both prior to and after giving effect to the transactions occurring on each Issuance Date, (i) the fair value of the assets of the Company at a fair valuation will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Company; (ii) the present fair salable value of the property of the Company will be greater than the amount that will be required to pay the probable liability of the Company on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iii) the Company will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Company will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. For all purposes of clauses (i) through (iv) above, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable in respect of its Indebtedness.

                               Pooling Agreement                              41


         (m) Ownership; Subsidiaries. All of the issued and outstanding capital stock of the Company is owned, legally and beneficially, by American Axle & Manufacturing, Corp. The Company has no Subsidiaries.

         (n) Names. The legal name of the Company is as set forth in this Agreement. The Company has no trade names, fictitious names, assumed names or "doing business as" names.

         (o) Liabilities. Other than (i) the liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise) arising under or in respect of the Transaction Documents, (ii) Program Costs and (iii) immaterial amounts due and payable in the ordinary course of business of a special-purpose company, the Company does not have any liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise), whether due or to become due.

         (p) Collection Procedures. The Company and the Seller have in place procedures pursuant to the Transaction Documents which are either necessary or advisable to ensure the timely collection of Receivables.

         (q) Lockbox Agreements; Lockbox Accounts. Except to the extent otherwise permitted under the terms of this Agreement, (i) each Lockbox Agreement to which the Company is party is in full force and effect and (ii) each Lockbox Account set forth in Schedule 2 to the Receivables Sales Agreement is free and clear of any Lien (other than any right of set-off expressly provided for in the applicable Lockbox Agreement).

         (r) No Material Adverse Effect. Since the incorporation of the Company, no event has occurred which has had a Material Adverse Effect with respect to the Company.

         (s) FASIT Representations. The Company is not (i) a tax exempt organization, (ii) a "regulated investment company" (within the meaning of Section 851(a) of the Internal Revenue Code), (iii) a "real estate investment trust" (within the meaning of Section 856(a) of the Internal Revenue Code), (iv) a "real estate mortgage investment conduit" (within the meaning of Section 860(a) of the Internal Revenue Code) or (v) a "cooperative" that is subject to tax under Part I of Subchapter T of the Internal Revenue Code.

                               Pooling Agreement                              42


         The representations and warranties as of the date made set forth in this Section 2.03 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Servicer or by a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties with respect to any Outstanding Series as of the Issuance Date of such Series, the party discovering such breach shall give prompt written notice to the other parties and to each Agent with respect to all Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in Section 8.02(g).

         SECTION 2.04 Representaions and Warranties of the Company Relating to the Receivables. The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the Holders, with respect to each Receivable transferred to the Trust as of the related Receivables Purchase Date, unless, in either case, otherwise stated in the applicable Supplement or unless such representation or warranty expressly relates only to a prior date, that:

                  (a) Receivables Description. As of the Cut-Off Date, Schedule 1 to this Agreement sets forth a complete listing of all Receivables, aggregated by Obligor, transferred to the Trust as of the Cut-Off Date and the information contained therein specified in clauses (i) and (ii) of the last paragraph of subsection 2.01(b) with respect to each such Receivable is true and correct (except for any errors or omissions that do not result in material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders with respect to any Receivable) as of the Cut-Off Date. As of the Cut-Off Date, the aggregate amount of Receivables owned by the Company is accurately set forth in Schedule 1 hereto.

                  (b) No Liens. Each Receivable existing on the Initial Closing Date or, in the case of Receivables transferred to the Trust after the Initial Closing Date, on the date that each such Receivable shall have been transferred to the Trust, has been conveyed to the Trust free and clear of any Lien, except for Permitted Liens.

                  (c) Eligible Receivable. To the Company's knowledge, on the Initial Closing Date, each Receivable transferred to the Trust that is included in the

                               Pooling Agreement                              43


         calculation of the initial Aggregate Receivables Amount is an Eligible Receivable and, in the case of Receivables transferred to the Trust after the Initial Closing Date, on the date such Receivable shall have been transferred to the Trust, each such Receivable that is included in the calculation of the Aggregate Receivables Amount on such date is an Eligible Receivable. The Receivables are Permitted Assets.

                  (d) Filings. On or prior to the date that is 10 days after the Initial Closing Date, all filings and other acts (including but not limited to all filings and other acts necessary or advisable under the
         UCC) shall have been made or performed such that the Trust has a first priority perfected ownership or security interest in respect of all Receivables on such date.

         The representations and warranties as of the date made set forth in this Section 2.04 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company, the Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties (or of any Receivable encompassed by the representation and warranty in subsection 2.04(c) not being an Eligible Receivable as of the relevant Receivables Purchase Date) with respect to each Outstanding Series as of the Issuance Date of such Series, the party discovering such breach shall give prompt written notice to the other parties and to each Agent with respect to all Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in Section 8.02(g).

         SECTION 2.05 Adjustment Payment for Ineleigble Receivables. (a) Adjustment Payment Obligation. If (i) any representation or warranty under subsections 2.04(a), (b) or (c) is not true and correct as of the date specified therein with respect to any Receivable transferred to the Trust, (ii) there is a breach of any covenant under subsection 2.08(c) with respect to any Receivable, or (iii) the Trust's interest in any Receivable is not a first priority perfected ownership or security interest at any time as a result of any action taken by, or the failure to take action by, the Company (any Receivable as to which the conditions specified in any of clause (i), (ii), or (iii) of this subsection 2.05(a) exists is referred to herein as an "Ineligible Receivable") then, after the earlier (the date on which such earlier event occurs, the "Repurchase

                               Pooling Agreement                              44


Obligation Date"), to occur of the discovery by the Company of any such event that continues unremedied or receipt by the Company of written notice given by the Trustee or the Servicer of any such event that continues unremedied, the Company shall make an adjustment payment with respect to such Ineligible Receivable on the terms and conditions set forth in subsection 2.05(b).

         (b) Adjustment Payment Amount. Subject to the last sentence of this subsection 2.05(b), the Company shall make an adjustment payment with respect to each Ineligible Receivable as required pursuant to subsection 2.05(a) by depositing in the Collection Account in immediately available funds on the Business Day following the related Repurchase Obligation Date an amount equal to the lesser of (x) the amount by which the Aggregate Target Receivables Amount exceeds the Aggregate Receivables Amount (after giving effect to the reduction thereof by the Principal Amount of such Ineligible Receivable) and (y) the aggregate outstanding Principal Amount of all such Ineligible Receivables (the "Transfer Deposit Amount"). Upon transfer or deposit of the Transfer Deposit Amount or the making of any Seller Repurchase Payment (as defined in the Receivables Sale Agreement), the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Company, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable (as defined herein and in the Receivables Sale Agreement), all monies due and unpaid or to become due with respect thereto and all proceeds thereof; and such repurchased Ineligible Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred. The Trustee shall execute such documents and instruments of transfer or assignment on behalf of the Trust and take such other actions as shall reasonably be requested in writing by the Company to effect the conveyance of such Receivables pursuant to this subsection 2.05(b). Except as otherwise specified in any Supplement, the obligation of the Company to pay such Transfer Deposit Amount with respect to any Ineligible Receivables shall constitute the sole remedy respecting the event giving rise to such obligation available to Investor Certificateholders (or the Trustee on behalf of Investor Certificateholders). Any payment made by the Company pursuant to this subsection 2.05(b) is referred to as a "Company Repurchase Payment".

                               Pooling Agreement                              45


         SECTION 2.06 Purchase of Investor Certificateholders' Interst in Trust Portfolio. (a) In the event of any breach of any of the representations and warranties set forth in paragraph (a), (b), (c), (d) or (e)(i) of Section 2.03 as of the date made, which breach has a material adverse effect on the interests of the Holders of an Outstanding Series under or with respect to the Transaction Documents, then the Trustee, at the written direction of holders evidencing more than 50% of the Invested Amount of each affected Outstanding Series, shall notify the Company to purchase such Outstanding Series and the Company shall be obligated to make such purchase on the next Distribution Date occurring at least five Business Days after receipt of such notice on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, by such Distribution Date, any such material adverse effect caused thereby shall have been cured.

         (b) As required under Section 2.06(a), the Company shall deposit into the Collection Account for credit to the applicable subaccount of the Collection Account on the Business Day preceding such Distribution Date an amount equal to the purchase price (as described in the next succeeding sentence) for the Investor Certificateholders' Interest for such Outstanding Series on such day. The purchase price for any such purchase will be equal to (i) the Adjusted Invested Amount of such Outstanding Series on the date on which the purchase is made plus (ii) an amount equal to all interest accrued but unpaid on such Series up to the Distribution Date on which the distribution of such deposit is scheduled to be made pursuant to Section 9.02 plus (iii) any other amount required to be paid in connection therewith pursuant to any Supplement. Notwithstanding anything to the contrary in this Agreement, the entire amount of the purchase price deposited in the Collection Account shall be distributed to the related Investor Certificateholders on such Distribution Date pursuant to
Section 9.02. If the Trustee gives notice directing the Company to purchase the Investor Certificates of an Outstanding Series as provided above, except as otherwise specified in any Supplement, the obligation of the Company to purchase such Investor Certificates pursuant to this Section 2.06 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.06 available to the applicable Investor Certificateholders (or the Trustee on behalf of such Investor Certificateholders).

                                                                            46
                              Pooling Agreement


                  SECTION 2.07 AffirmativeCovenants of the Company. The Company hereby covenants that, until the Trust Termination Date occurs, the Company shall:

                  (a) Financial Statements, Reports, etc.

                      (i) Furnish to the Trustee, each Agent and the Rating
                  Agencies, within 90 days after the end of each fiscal year, the balance sheet and related statements of income, stockholders' equity and cash flows showing the financial condition of the Company as of the close of such fiscal year and the results of its operations during such year, all certified by a Responsible Officer of such Person as fairly representing the financial condition and results of operations of the Company in accordance with GAAP consistently applied;

                      (ii) Furnish to the Trustee, each Agent and the Rating
                  Agencies, within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the Company's balance sheet and related income statement showing the financial condition of the Company as of the close of such fiscal quarter and the results of its operations during such fiscal quarter and the then elapsed portion of the fiscal year (and, beginning with the second fiscal year, showing, on a comparative basis, such information as of and for the corresponding dates and periods of the preceding fiscal year), all certified by a Responsible Officer of such Person as fairly representing the financial condition and results of operations of the Company in accordance with GAAP consistently applied, subject to normal year-end audit adjustments; and

                      (iii) Furnish to the Trustee and each Agent, promptly,
                  from time to time, such other information regarding the operations, business affairs and financial condition of the Company, or compliance with the terms of any Transaction Document, in each case as any Agent or the Trustee may reasonably request.

                                                                            47
                              Pooling Agreement


                  (b) Annual Opinion. Deliver to the Trustee and the Rating Agencies an Opinion of Counsel substantially in the form of Exhibit B, by January 31st of each fiscal year of the Company, the first such delivery hereunder to occur in January 2000.

                  (c) Payment of Obligations; Compliance with Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or where the failure to pay, discharge or otherwise satisfy such obligation would not have a Material Adverse Effect with respect to the Company. The Company shall defend the right, title and interest of the Holders in, to and under the Receivables and the other Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Company, the Seller or the Servicer. The Company will duly fulfill all material obligations on its part to be fulfilled under or in connection with each Receivable and will do nothing to impair the rights of the Holders in such Receivable.

                  (d) Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Trustee upon reasonable advance notice to visit and inspect any of its properties and examine and make abstracts from any of its books and records during normal business hours on any Business Day and as often as may reasonably be requested, subject to the Company's security and confidentiality requirements, and to discuss the business, operations, properties and financial and other condition of the Company with officers and employees of the Company and with its Independent Public Accountants; provided that the Trustee shall notify the Company prior to any contact with such Independent Public Accountants and shall give the Company the opportunity to participate in such discussions.

                                                                            48
                              Pooling Agreement


                  (e) Compliance with Law and Policies.

                      (i) Comply in all material respects with all
                  Requirements of Law, the provisions of the Transaction Documents and all other material Contractual Obligations applicable to the Company; and

                      (ii) Cause the Seller to perform its respective
                  obligations in accordance with and to comply in all material respects with the Policies, as amended from time to time in accordance with the Transaction Documents, in regard to the Receivables and the Related Property.

                  (f) Purchase of Receivables. Purchase Receivables solely in accordance with the Receivables Sale Agreement or this Agreement.

                  (g) Delivery of Collections. In the event that the Company receives Collections directly from Obligors, deliver (which may be by regular mail) or deposit such Collections into a Lockbox, a Lockbox Account or the Collection Account within two Business Days after its receipt thereof.

                  (h) Notices. Promptly (and, in any event, within five Business Days after a Responsible Officer of the Company becomes aware of such event) give written notice to the Trustee, each Rating Agency and each Agent for any Outstanding Series of:

                      (i) the occurrence of any Early Amortization Event or
                  Potential Early Amortization Event; and

                      (ii) any Lien not permitted by subsection 2.08(c)
                  on Receivables accounting for 5% or more of the aggregate Principal Amount of all Receivables in the Trust.

                  (i) Lockboxes. Maintain, and keep in full force and effect, each Lockbox Agreement to which the Company is a party, except to the extent otherwise permitted under the terms of this Agreement and the other Transaction Documents and (ii) take all reasonable actions necessary to ensure that each related Lockbox Account shall be free and clear of, and defend each such Lockbox Account against, any writ,

                                                                            49
                              Pooling Agreement


    order, stay, judgment, warrant of attachment or execution or similar process; provided, however, that the Company may enter into any amendments or modifications of a Lockbox Agreement that the Company reasonably deems necessary to conform such Lockbox Agreement to the cash management system of the Company or the Servicer and that are reasonably acceptable to the Trustee and each Agent.

                  (j) Separate Corporate Existence.

                      (i) Maintain its own deposit account or accounts,
                  separate from those of any Affiliate, with commercial banking institutions and ensure that the funds of the Company will not be diverted to any other Person or for other than corporate uses of the Company, nor will such funds be commingled with the funds of the Seller or any Subsidiary or Affiliate of the Seller;

                      (ii) To the extent that it shares the same officers
                  or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

                      (iii) To the extent that it jointly contracts with
                  any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Company contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods or services are provided, and each such entity shall bear its fair share of such costs. All material transactions between the Company and any of its Affiliates, whether currently existing or hereafter entered into, shall be

                                                                            50
                              Pooling Agreement


                  only on an arm's length basis, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (iii);

                      (iv) Maintain office space separate from the office
                  space of the Seller and its Affiliates. To the extent that the Company and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

                      (v) Issue separate financial statements prepared not less
                  frequently than quarterly and prepared in accordance with GAAP;

                      (vi) Conduct its affairs strictly in accordance with its
                  articles of incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

                      (vii) Not assume or guarantee any of the liabilities
                  of the Seller, the Servicer or any Affiliate thereof; and

                      (viii) Take, or refrain from taking, as the case may be,
                  all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to the Company and (y) comply with those procedures described in such provisions which are applicable to the Company.

                  (k) Preservation of Corporate Existence. (i) Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction

                                                                            51
                              Pooling Agreement


    of its incorporation and (ii) qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where such qualification is required other than any jurisdiction where the failure so to qualify would not have a Material Adverse Effect with respect to the Company.

                  (l) Assessments. Promptly pay and discharge all taxes, assessments, levies and other governmental charges imposed on it except such taxes, assessments, levies and other governmental charges that (i) are being contested in good faith by appropriate proceedings and for which the Company shall have set aside on its books adequate reserves and (ii) the failure to pay, satisfy or discharge would not, in any event, result in a Material Adverse Effect with respect to the Company.

                  (m) Net Worth. On the Initial Closing Date have a consolidated common stockholders' equity, and thereafter maintain at all times a net worth (as defined in accordance with GAAP), of at least $10,000,000.

                  (n) Tax Status. The Company will at all times maintain its status as a taxable United States "C" corporation.

                  (o) FASIT Election. The Company will make, or cause to be made, a timely election to treat the Trust as a FASIT for U.S. federal income tax purposes.

                  (p) FASIT Ownership Interest. The Company will at all times be the sole beneficial owner of the FASIT Ownership Interest.

                  SECTION 2.08 Negative Covenants of the Company. The Company hereby covenants that, until the Trust Termination Date occurs, it shall not directly or indirectly:

                  (a) Accounting of Transfers. Prepare any consolidating financial statements which shall account for the transactions contemplated by the Receivables Sale Agreement in any manner other than as a sale of Receivables by the Seller to the Company; provided, however, that this subsection shall not apply for any tax or tax accounting purposes.

                                                                            52
                              Pooling Agreement


                  (b) Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except (i) Indebtedness evidenced by the Seller Note; (ii) Indebtedness representing fees, expenses and indemnities payable pursuant to and in accordance with the Transaction Documents; and
    (iii) Indebtedness for services supplied or furnished to the Company in an amount not to exceed $50,000 at any time outstanding.

                  (c) Limitation on Transfers of Receivables, etc. At any time sell, transfer or otherwise dispose of any of the Receivables, Related Property or the proceeds thereof pursuant to

                      (i) any Lien Creation except for Permitted Liens set
                  forth in clause (i) of the definition thereof; or

                      (ii) any Investment except in respect of or in connection
                  with (A) the purchase of Receivables and Related Property from the Seller or its Subsidiaries or (B) an advance or loan made to the Seller.

                  (d) Limitation on Guarantee Obligations. Become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise other than in connection with indemnification obligations of the Company to the limited extent provided in the Company's certificate of incorporation and by-laws (provided that any such indemnification obligations shall constitute Company Subordinated Obligations) and/or under or in connection with any Pooling and Servicing Agreement.

                  (e) Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets other than the assignments and transfers contemplated hereby.

                                                                            53
                              Pooling Agreement


                  (f) Business of the Company. Engage at any time in any business or business activity other than the acquisition of Receivables pursuant to the Receivables Sale Agreement, the assignments and transfers hereunder, the other transactions contemplated by the Transaction Documents or any Pooling and Servicing Agreement, and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing, or enter into or be a party to any agreement or instrument other than in connection with the foregoing, except those agreements or instruments permitted under Section 2.08(g).

                  (g) Agreements. (i) Become a party to any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except the Transaction Documents, leases of office space, equipment or other facilities for use by the Company in its ordinary course of business, employment agreements, service agreements, agreements relating to shared employees and the other Transaction Documents or any Pooling and Servicing Agreement and agreements necessary to perform its obligations under the Transaction Documents or any Pooling and Servicing Agreement,
    (ii) issue any power of attorney (except to the Trustee or the Servicer or except for the purpose of permitting any Person to perform any ministerial functions on behalf of the Company that are not prohibited by or inconsistent with the terms of the Transaction Documents or any Pooling and Servicing Agreement), or (iii) amend, supplement, modify or waive any of the provisions of the Receivables Sale Agreement or any Lockbox Agreement or request, consent or agree to or suffer to exist or permit any such amendment, supplement, modification or waiver or exercise any consent rights granted to it thereunder or under the Receivables Sale Agreement with respect to the GM Agreements unless such amendment, supplement, modification or waiver or such exercise of consent rights would not have an adverse effect on the interests, rights or remedies of the Trustee or the Investor Certificateholders of any Outstanding Series under or with respect to the Transaction Documents.

                  (h) Policies. Make any change or modification (or permit any change or modification to be made) to the Policies that is materially adverse to the interests of the Company or its assigns (including the Trustee and the Investor Certificateholders), except (i) if such changes or modifications are necessary under any Requirement of Law, (ii) if such changes or

                                                                            54
                              Pooling Agreement


    modifications would not reasonably be likely to have a Material Adverse Effect with respect to the Company or (iii) if the Rating Agency Condition is satisfied with respect thereto; provided, however, that if any change or modification, other than a change or modification permitted pursuant to clause (i) or (ii) above, would be reasonably likely to have a Material Adverse Effect on the interests of the Investor Certificateholders of a Series which is not rated by a Rating Agency, the consent of the applicable Agent (or if none, as specified in the related Supplement) shall be required to effect such change or modification.

                  (i) Receivables Not To Be Evidenced by Promissory Notes. Subject to the delivery requirement set forth in subsection 2.01(b), take any action to cause any Receivable not evidenced by an "instrument" (as defined in the UCC as in effect in any state in which the Company's, or the Seller's chief executive offices or books and records relating to such Receivable are located) upon origination to become evidenced by an instrument, except in connection with its enforcement or collection of a Defaulted Receivable.

                  (j) Offices. Move the location of its chief executive office or of any of the offices where it keeps its records with respect to the Receivables, or its legal head office to a new location within or outside the state where such office is now located, without (i) 30 days' prior written notice to the Trustee and each Rating Agency and (ii) taking all actions reasonably requested by the Trustee (including but not limited to all filings and other acts necessary or advisable under the UCC or similar statute of each relevant jurisdiction) in order to continue the Trust's first priority perfected ownership or security interest in all Receivables now owned or hereafter created; provided, however, that the Company shall not change the location of its chief executive office to a state which is within the Tenth Circuit unless it delivers an opinion of counsel reasonably acceptable to the Rating Agencies to the effect that Octagon Gas Systems, Corp. v. Rimmer, 995 F.2d 948 (10th Cir. 1993) is no longer controlling precedent in the Tenth Circuit.

                  (k) Change in Name. Change its name, identity or corporate structure in any manner that would or is likely (i) to make any financing statement or continuation statement (or other similar instrument)

                                                                            55
                              Pooling Agreement


    relating to this Agreement seriously misleading within the meaning of
    Section 9-402(7) of the UCC, or (ii) to impair the perfection of the Trust's interest in any Receivable under any other similar law, without 30 days' prior written notice to the Trustee and each Rating Agency.

                  (l) Charter. Amend or make any change or modification to its certificate of incorporation without first satisfying the Rating Agency Condition (other than an amendment, change or modification made pursuant to changes in law of the state of its incorporation or amendments to change the Company's name (subject to compliance with clause (k) above), registered agent or address of registered office).

                  (m) Limitation on Restricted Payments and Payments on Seller Note. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company (such declarations, payments, setting apart, purchases, redemptions, defeasance, retirements, acquisitions and distributions being herein called "Restricted Payments"), or make, directly or indirectly, payments in any form in respect of the Seller Note except, in either case, out of funds available to the Company in accordance with the terms of any Pooling and Servicing Agreement and only so long as (i) at the date that any such Restricted Payment or payment in respect of the Seller Note is made, the Company shall have made all payments in respect of its repurchase obligations pursuant to this Agreement outstanding at such date and (ii) any such Restricted Payment is effected in accordance with all corporate and legal formalities applicable to the Company.

                  (n) FASIT Restrictions. The Company will not become, and will not transfer the FASIT Ownership Interest (or any interest therein) to any Person who is, (i) a tax exempt organization, (ii) a "regulated investment company" (within the meaning of Section 851(a) of the Internal Revenue Code), (iii) a "real estate investment trust" (within the meaning of Section 856(a) of the Internal Revenue Code), (iv) a "real estate

                                                                            56
                              Pooling Agreement


    mortgage investment conduit" (within the meaning of Section 860(a) of the Internal Revenue Code) or (v) a "cooperative" that is subject to tax under
    Part I of Subchapter T of the Internal Revenue Code. If the Company sells or transfers the FASIT Ownership Interest (or any interest therein), it shall deliver to the Trustee an Officer's Certificate stating that such sale or transfer is in compliance with this Section 2.08(n).

                  (o) Transfer of the FASIT Ownership Interest. The Company will not subdivide or grant any participation or other similar interest in the FASIT Ownership Interest.

                  (p) Permitted Assets. The Company will not cause the Trust to acquire any assets other than Permitted Assets.

ARTICLE III

                            Rights of Holders and
                  Allocation and Application of Collections

                   THE FOLLOWING PORTION OF THIS ARTICLE III
                         IS APPLICABLE TO ALL SERIES.

                  SECTION 3.01 Establishment of Collection Account; Certain Allocations. The Trustee, for the benefit of the Holders, as their interests appear in this Agreement, shall cause to be established and maintained in the name of the Trust with an Eligible Institution or with the corporate trust department of the Trustee or an Eligible Institution or an affiliate of the Trustee or an Eligible Institution, a segregated trust account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders. Schedule 2, which is hereby incorporated into and made a part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. The Collection Account shall be divided into individual subaccounts for each Outstanding Series (each, respectively, a "Series Collection Subaccount" and, collectively, the "Series Collection Subaccounts") and for the Company (the "Company Collection Subaccount"). For administrative purposes only, the Trustee shall establish or cause to be established for each Series, so long as such Series is an

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                                                                            57
                              Pooling Agreement


Outstanding Series, sub-subaccounts of the Series Collection Subaccounts with respect to such Series (respectively, the "Series Principal Collection Sub-subaccount" and "Series Non-Principal Collection Sub-subaccount" and, collectively, the "Series Collection Sub-subaccounts").

                  (b) Authority of the Trustee in Respect of the Collection Account. (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Holders. If, at any time, the Servicer has actual notice or knowledge that any institution holding the Collection Account has ceased to be an Eligible Institution, the Servicer shall direct the Trustee to establish within 30 days a substitute account therefor with an Eligible Institution, transfer any cash and/or any Eligible Investments to such new account and from the date any such substitute accounts are established, such account shall be the Collection Account. Neither the Company, the Servicer, nor any person or entity claiming by, through or under the Company, or the Servicer, shall have any right, title or interest in, except to the extent expressly provided under the Transaction Documents, or any right to withdraw any amount from, the Collection Account. Pursuant to the authority granted to the Servicer in subsection 2.02(a) of the Servicing Agreement, the Servicer shall have the power to instruct the Trustee in writing to make withdrawals from and payments to the Collection Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

                  (ii) The Servicer agrees to give written direction (which may be included within any Daily Report) in a timely manner to the Trustee to apply all Collections with respect to the Receivables and to make all other applications, allocations and distributions described in Article III and in the Supplement with respect to each Outstanding Series.

                  (iii) Each Series of Investor Certificates shall represent Fractional Undivided Interests as indicated in the Supplement relating to such Series and the right to receive Collections and other amounts at the times and in the amounts specified in this Article III (as supplemented by the Supplement related to such Series) to be deposited in the Collection Account and any other


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                                                                            58
                              Pooling Agreement


accounts maintained for the benefit of the Investor Certificateholders or paid to the Investor Certificateholders (with respect to each outstanding Series, the "Investor Certificateholders' Interest"). The Exchangeable Company Interest shall represent the interest in the Trust not represented by any Series of Investor Certificates or Subordinated Company Interest then outstanding, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article III to be paid to the Company (the "Exchangeable Company Interest"), and each Subordinated Company Interest, if any, shall represent the interests granted to such Subordinated Company Interest pursuant to the related Supplement; provided, however, that no such Exchangeable Company Interest or Subordinated Company Interest shall represent any interest in any Trust Account or any other accounts maintained for the benefit of the Investor Certificateholders, except as specifically provided in this Article III.

                  (c) Administration of the Collection Account. At the written direction of the Servicer, funds on deposit in the Collection Account available for investment, shall be invested by the Trustee in Eligible Investments selected by the Company. All such Eligible Investments shall be held by the Trustee for the benefit of the Investor Certificateholders. Amounts on deposit in each Series Non-Principal Collection Sub-subaccount shall, if applicable, be invested in Eligible Investments that will mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available on or before the Business Day immediately preceding the next Distribution Date. None of such Eligible Investments shall be disposed of prior to the maturity date with respect thereto unless such disposition is reasonably determined by the Servicer to be necessary to prevent a loss. All interest and investment earnings (net of losses and investment expenses) on funds deposited in a Series Non-Principal Collection Sub-subaccount shall be deposited in such sub-subaccount. Amounts on deposit in the Series Principal Collection Sub-subaccount and any other sub-subaccounts as specified in the related Supplement shall be invested in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available not later than the date which is specified in any Supplement. The Trustee, or its nominee or custodian, shall maintain possession of the negotiable instruments or securities,

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                                                                            59
                              Pooling Agreement


if any, evidencing any Eligible Investments from the time of purchase thereof until the time of sale or maturity. Any earnings (net of losses and investment expenses) (the "Investment Earnings") on such invested funds in a Series Principal Collection Sub-subaccount and any other sub-subaccounts as specified in the related Supplement will be deposited by the Trustee in the related Series Non-Principal Collection Sub-subaccount. In the absence of any written direction from the Company, all Eligible Investments shall be in cash.

                  (d) Daily Collections. (i) Promptly following its receipt of Collections in the form of available funds in the Lockbox Account, but in no event later than the Business Day following such receipt (such later Business Day, the "Deposit Date"), the Servicer shall transfer, or cause to be transferred, all Collections on deposit (less the aggregate amount of set-offs permitted to be retained pursuant to any applicable Lockbox Agreement) in the form of available funds in the Lockbox Accounts directly to the Collection Account.

                  (ii) On the date of receipt of Aggregate Daily Collections, provided that such Aggregate Daily Collections are received prior to 1:00 p.m. on a Business Day, and if not, no later than the Business Day following each Deposit Date, the Trustee shall (in accordance with the written directions received pursuant to subsection (b)(ii) above) transfer from Aggregate Daily Collections deposited into the Collection Account pursuant to subsection
(d)(i) above, to the respective Series Collection Subaccount, an amount equal to the product of (x) the applicable Invested Percentage for such Outstanding Series and (y) such Aggregate Daily Collections in accordance with the Daily Report.

                  (iii) On the date of receipt of Aggregate Daily Collections, provided that such Aggregate Daily Collections are received prior to 1:00 p.m. on a Business Day, and if not, no later than the Business Day following each Deposit Date, the Trustee shall (in accordance with the written directions received pursuant to subsection (b)(ii) above) allocate funds transferred to the Series Collection Subaccount for each Outstanding Series pursuant to subsection (d)(ii) above to the Series Non-Principal Collection Sub-subaccount and the Series Principal Collection Sub-subaccount of each such Series in accordance with the Daily Report and the related Supplement for such Series.

                                                                            60
                              Pooling Agreement


                  (iv) On the date of receipt of Aggregate Daily Collections, provided that such Aggregate Daily Collections are received prior to 1:00 p.m. on a Business Day, and if not, no later than the Business Day following each Deposit Date, except as otherwise provided in a Supplement, the Trustee shall (in accordance with the written directions received pursuant to subsection
(b)(ii) above) transfer to the Company Collection Subaccount the remaining funds, if any, on deposit in the Collection Account on such date after giving effect to transfers to be made pursuant to subsection (d)(ii) above.

                  (v) In the event that Collections relating to Receivables with respect to which the Trustee has not received notice that such Receivables have been sold to the Company are deposited in a Lockbox Account, the Trustee shall promptly (in accordance with the written directions received pursuant to subsection (b)(ii) above), and not subject to any conditions, transfer such Collections to the Seller and such Collections shall not constitute Aggregate Daily Collections.

                  (e) Certain Allocations Following an Amortization Period. (i) If, on any Settlement Report Date, an Amortization Period has occurred and is continuing with respect to any Outstanding Series and at such Settlement
Report Date, a Revolving Period is still in effect with respect to any other Outstanding Series (a "Special Allocation Settlement Report Date"), then the Servicer shall make the following calculations:

                  (A) the amount (the "Allocable Charged-Off Amount") equal to the excess, if any, of (I) the aggregate Principal Amount of Charged-Off Receivables for the related Settlement Period over (II) the aggregate Principal Amount of Recoveries received during the related Settlement Period;

                  (B) the amount (the "Allocable Recoveries Amount") equal to the excess, if any, of (I) the aggregate Principal Amount of Recoveries received during the related Settlement Period over (II) the aggregate Principal Amount of Charged-Off Receivables for the related Settlement Period; and

                  (ii) If, on any Special Allocation Settlement Report Date, either of the Allocable Charged-off Amount or the Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in


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                                                                            61
                              Pooling Agreement


accordance with written directions received pursuant to subsection (b)(ii) above) make (A) a pro rata allocation to each Outstanding Series (based on the Invested Percentage for such Series) of a portion (as determined in clause (iii) below) of each such positive amount and (B) an allocation to the Exchangeable Company Interest of the remaining portion of each such positive amount.

                  (iii) With respect to each portion of the Allocable Charged-Off Amount and the Allocable Recoveries Amount which is allocated to an Outstanding Series pursuant to subsection 3.01(e)(ii), the Trustee shall (in accordance with the written direction of the Servicer) apply each such amount to such Series in accordance with the related Supplement for such Series.

                  (f) Allocations for the Exchangeable Company Interest. Until the occurrence and continuation of an Early Amortization Period, on each Business Day and, after the occurrence and continuation of an Early Amortization Period and until the Trust Termination Date, on each Distribution Date, after making all allocations required pursuant to subsection 3.01(d), the Trustee shall (in accordance with the written direction of the Servicer) transfer, using its reasonable efforts to transfer within two hours of receipt of the Aggregate Daily Collections and the Daily Report and, if the Aggregate Daily Collections and the Daily Report are received by the Trustee no later than the close of business, New York City time, making such transfer no later than the close of business, New York City time, on such Business Day, the amounts on deposit in the Company Collection Subaccount to the holder of the Exchangeable Company Interest or to such accounts or such Persons as the holder of the Exchangeable Company Interest may direct in writing (which direction may consist of standing instructions provided by the holder of the Exchangeable Company Interest that shall remain in effect until changed by the holder of the Exchangeable Company Interest in writing); provided, however, that a transfer for purposes of this subsection 3.01(f) shall be deemed to have occurred at such time as the Trustee instructs the Federal Reserve Bank of New York of the outgoing amount; provided further that a failure of the Trustee to transfer funds by the close of business, New York City time, shall not be a breach of this subsection 3.01(f) if a Trustee Force Majeure Delay occurs; in such event the Trustee shall use its reasonable efforts to transfer funds within a reasonable time.

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                                                                            62
                              Pooling Agreement


                  (g) Setoff. In addition to the provisions of Section 8.05,
(i) if the Company shall fail to make a payment as provided in this Agreement or any Supplement, the Servicer or the Trustee may set off and apply any amounts otherwise payable to the Company under any Pooling and Servicing Agreement. The Company hereby waives demand, notice or declaration of such setoff and application; provided that notice will promptly be given to the Company of such setoff and application; provided further that failure to give such notice shall not affect the validity of such setoff; and (ii) in the event the Servicer shall fail to make a payment as provided in any Pooling and Servicing Agreement, the Trustee may set off and apply any amounts otherwise payable to the Servicer in its capacity as Servicer under the Transaction Documents on account of such obligation. The Servicer hereby waives demand, notice or declaration of such setoff and application; provided that notice will promptly be given to the Servicer of such setoff; provided further that failure to give such notice shall not affect the validity of such setoff.

                  (h) Allocation and Application of Funds. The Servicer shall direct the Trustee in writing (which may be given in the form of the Daily Reports and the Monthly Settlement Statements) to apply all Collections with respect to the Receivables as described in this Article III and in the Supplement with respect to each Outstanding Series. The Servicer shall direct the Trustee in writing to pay Collections to the holder of the Exchangeable Company Interest to the extent such Collections are allocated to the Exchangeable Company Interest under subsection 3.01(f) and as otherwise provided in Article III. Unless otherwise provided in one or more Supplement, if the Trustee receives any Daily Report at or before 1:00 p.m., New York City time, on any Business Day, the Trustee shall make any applications of funds required thereby on the same Business Day and otherwise on the next succeeding Business Day.

                THE REMAINDER OF ARTICLE III SHALL BE SPECIFIED IN THE SUPPLEMENT WITH RESPECT TO EACH SERIES.
                SUCH REMAINDER SHALL BE APPLICABLE ONLY TO THE
                  SERIES RELATING TO THE SUPPLEMENT IN WHICH
                            SUCH REMAINDER APPEARS.


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                                                                            63
                              Pooling Agreement


                                  ARTICLE IV

                            ARTICLE IV IS RESERVED
                    AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                 WITH RESPECT TO THE SERIES RELATING THERETO.

                                  ARTICLE V

                        The Investor Certificates and
                        Exchangeable Company Interest

                  SECTION 5.01 The Investor Certificates. The Investor Certificates of each Series and any Class thereof shall be in fully registered form and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement; provided that to the extent provided in the applicable Supplement, the Investor Certificates of any Series may be uncertificated and all references to the Investor Certificates and Investor Certificateholders shall, unless otherwise provided herein, include such uncertificated Investor Certificates and the holders thereof, respectively. The Investor Certificates (other than uncertificated Investor Certificates) shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 5.02. Except as otherwise set forth as to any Series or Class in the related Supplement, the Investor Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof. Unless otherwise specified in any Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single global certificate in an original principal amount equal to the Initial Invested Amount with respect to such Series. The Company is hereby authorized to execute and deliver each Investor Certificate and any documents related thereto on behalf of the Trust. Each Investor Certificate, other than uncertificated Investor Certificates, shall be executed by manual or facsimile signature on behalf of the Company by a Responsible Officer. Investor Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Company or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to or on the date of the authentication and delivery of such Investor Certificates or does not hold such office at the date of such Investor


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                                                                            64
                              Pooling Agreement


Certificates. No Investor Certificate (other than an uncertificated Investor Certificate) shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Investor Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate of authentication upon any Investor Certificate shall be conclusive evidence, and the only evidence, that such Investor Certificate has been duly authenticated and delivered hereunder. All Investor Certificates shall be dated the date of their authentication but failure to do so shall not render them invalid.

                  SECTION 5.02 Authentication of Investor Certificates. The Trustee shall authenticate and deliver the initial Series of Investor Certificates that is issued upon the written order of the Company in a form reasonably satisfactory to the Trustee, to the holders of the initial Series of Investor Certificates, against payment to the Company of the Initial Invested Amount. The Investor Certificates (other than uncertificated Investor Certificates) shall be duly authenticated by or on behalf of the Trustee in authorized denominations equal to (in the aggregate) the Initial Invested Amount. Upon a Company Exchange as provided in Section 5.10 and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Investor Certificates(other than uncertificated Investor Certificates)of additional Series (with the designation provided in the applicable Supplement) (or, if provided in any Supplement, the additional Investor Certificates of an existing Series), upon the written order of the Company, to the Persons designated in such Supplement. Upon the written order of the Company, the Investor Certificates(other than uncertificated Investor Certificates)of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Certificates.

                  With respect to the uncertificated Investor Certificates, execution, authentication and delivery shall be deemed to occur by notation in the Certificate Register(as defined in Section 5.03 below) or in a register maintained by the Trustee in accordance with the applicable Supplement, pursuant to a written order of the Company. Notwithstanding the foregoing, the Trustee has no obligation, liability or responsibility for the


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                                                                            65
                              Pooling Agreement


sufficiency or adequacy of such execution, authentication or delivery of any uncertificated Investor Certificates.

                  SECTION 5.03 Registration of Transfer and Exchange of Investor Certificates. (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions of
Section 8.16 a register (the "Certificate Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates(including, without limitation, any uncertificated Investor Certificates) and of transfers and exchanges of the Investor Certificates as herein provided. The Company hereby appoints The Chase Manhattan Bank as Transfer Agent and Registrar for the purpose of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. The Chase Manhattan Bank shall be permitted to resign as Transfer Agent and Registrar upon 30 days' prior written notice to the Company and the Servicer; provided, however, that such resignation shall not be effective and The Chase Manhattan Bank shall continue to perform its duties as Transfer Agent and Registrar until the Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to the Company and such successor Transfer Agent and Registrar has accepted such appointment. The provisions of Sections 8.01, 8.02, 8.03, 8.05 and 10.19 shall apply to The
Chase Manhattan Bank (or the Trustee to the extent it is so acting) also in its role as Transfer Agent or Registrar, as the case may be, for so long as The Chase Manhattan Bank (or the Trustee to the extent it is so acting) shall act as Transfer Agent or Registrar, as the case may be.

                  The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.05, for the payment of any reasonable compensation payable to the Transfer Agent and Registrar for its services under this Section 5.03 and under
Section 5.10. The Trustee hereby agrees that, upon the receipt of such funds from the Company, it shall pay the Transfer Agent and Registrar such amounts.

                  Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose,

                                                                            66
                              Pooling Agreement


the Company shall execute, and the Trustee shall, upon the written order of the Company, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates in authorized denominations of the same Series representing like aggregate Fractional Undivided Interests and which bear numbers that are not contemporaneously outstanding.

                  At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series in authorized denominations of like aggregate Fractional Undivided Interests, bearing numbers that are not contemporaneously outstanding, upon surrender of the Investor Certificates to be exchanged at any such office or agency of the Transfer Agent and Registrar maintained for such purpose. The term "surrender" as used herein with respect to any uncertificated Investor Certificate shall mean a written notification delivered to the Trustee by the related Certificateholder instructing the Trustee that such Certificateholder is surrendering such uncertificated Investor Certificate.

                  Whenever any Investor Certificates of any Series are so surrendered for exchange, the Company shall execute, and the Trustee shall, upon the written order of the Company, authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate (including any uncertificated Investor Certificate) presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer, with sufficient instructions, duly executed by the Investor Certificateholder thereof or his attorney-in-fact duly authorized in writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar) and complying with any requirements set forth in the applicable Supplement.

                  No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require any Investor Certificateholder that is transferring or exchanging one or more Investor Certificates to pay a sum sufficient to cover any tax or


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                                                                            67
                              Pooling Agreement


governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

                  All Investor Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of in a customary manner satisfactory to the Trustee. Any uncertificated Investor Certificates shall be deemed canceled and disposed of by notation in the Certificate Register.

                  The Company shall execute and deliver Investor Certificates to the Trustee or the Transfer Agent and Registrar in such amounts and at such times as are necessary to enable the Trustee and the Transfer Agent and Registrar to fulfill their respective responsibilities under this Agreement and the Investor Certificates.

                  Notwithstanding the foregoing, transfers of uncertificated Investor Certificates shall be evidenced only by recordation in the Certificate Register and in accordance with the related Supplement (including, without limitation, in any register required to be maintained under such Supplement).

                  (b) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York and, subject to subsection 5.03(a), if specified in the related Supplement for any Series, any other city designated in such Supplement, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration or transfer or exchange.

                  (c) Unless otherwise stated in any related Supplement, registration of transfer of Investor Certificates containing a legend relating to restrictions on transfer of such Investor Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates (and any such Investor Certificates which are uncertificated shall be deemed to contain such legend)) shall be effected only if the conditions set forth in the related Supplement are complied with.

                  Investor Certificates issued upon registration or transfer of, or in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend (and any such Investor Certificates which are uncertificated shall be deemed to bear such legend)) unless the Company, the Servicer, the Trustee and the


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                                                                            68
                              Pooling Agreement


Transfer Agent and Registrar receive an Opinion of Counsel satisfactory to each of them, to the effect that such legend may be removed.

                  SECTION 5.04 Mutilated, Destroyed, Lost or Stolen Investor Certificates. If (a) any mutilated Investor Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Investor Certificate and (b) there is delivered to the Transfer Agent and Registrar, the Trustee and the Company such security or indemnity as may be required by them to save the Trust and each of them harmless, then, in the absence of actual notice to the Trustee or Transfer Agent and Registrar that such Investor Certificate has been acquired by a bona fide purchaser, the Company shall execute and, upon the written request of the Company, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Investor Certificate, a new Investor Certificate of like tenor and aggregate Fractional Undivided Interest and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Investor Certificate under this Section 5.04, the Trustee or the Transfer Agent and Registrar may require the payment by the Investor Certificateholder of a sum sufficient to cover any tax or other governmental expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Investor Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Investor Certificate shall be found at any time.

                  SECTION 5.05 Persons Deemed Owners. At all times prior to due presentation of an Investor Certificate for registration of transfer, the Company, the Trustee, the Paying Agent, the Transfer Agent and Registrar, any Agent and any agent of any of them may treat the Person in whose name any Investor Certificate is registered as the owner of such Investor Certificate for the purpose of receiving distributions pursuant to Article IV of the related Supplement and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary, provided that in the case of an uncertificated certificate the Person listed as the holder of such

                                                                            69
                              Pooling Agreement


Investor Certificate in the Certificate Register shall be treated as the registered owner of such Investor Certificate. Notwithstanding the foregoing provisions of this Section 5.05, in determining whether the Investor Certificateholders of the requisite Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by the Company, the Servicer or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Investor Certificates so owned by the Company, the Servicer or any Affiliate thereof which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Company, the Servicer or any Affiliate thereof.

                  SECTION 5.06 Appointment of Paying Agent. The Paying Agent shall make distributions to Investor Certificateholders from the Collection Account (and/or any other account or accounts maintained for the benefit of Investor Certificateholders as specified in the related Supplement for any Series) pursuant to Articles III and IV. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Unless otherwise specified in the related Supplement for any Series and with respect to such Series, the Paying Agent shall initially be The Chase Manhattan Bank and any co-paying agent chosen by The Chase Manhattan Bank. Each Paying Agent shall have a combined capital and surplus of at least $50,000,000. The Paying Agent shall be permitted to resign upon 30 days' prior written notice to the Trustee. In the event that the Paying Agent shall so resign, the Trustee shall appoint a successor to act as Paying Agent (which shall be a depositary institution or trust company) reasonably acceptable to the Company which appointment shall be effective on the date on which the Person so appointed gives the Trustee written notice that it accepts the appointment. Any resignation or removal of the Paying Agent and appointment of successor Paying Agent pursuant to this Section 5.06 shall not become effective until

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                                                                            70
                              Pooling Agreement


acceptance of appointment by the successor Paying Agent, as provided in this
Section 5.06. The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto and waive all rights of setoff the Paying Agent may have against any sum held by it hereunder until such sums shall be paid to such Investor Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 8.01, 8.02, 8.03, 8.05 and 10.19 shall apply to The Chase Manhattan Bank (or the Trustee to the extent it is so acting) also in its role as Paying Agent, for so long as The Chase Manhattan Bank (or the Trustee to the extent it is so acting) shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.05, for the payment of any reasonable compensation payable to the Paying Agent for its services under this Section 5.06. The Trustee hereby agrees that, upon the receipt of such funds from the Company, it shall pay the Paying Agent such amounts.

                  SECTION 5.07 Access to List of Investor Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Company, the Servicer or the Paying Agent, within 10 Business Days after receipt by the Trustee of a request therefor from the Company, the Servicer or the Paying Agent, respectively, in writing, a list of the names and addresses of the Investor Certificateholders as then recorded by or on behalf of the Trustee. The reasonable costs and expenses incurred in connection with the provision of such list shall constitute Program Costs under the Supplement for the applicable Series. If three or more Investor Certificateholders of record or any Investor Certificateholder of any Series or a group of Investor

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                                                                            71
                              Pooling Agreement


Certificateholders of record representing Fractional Undivided Interests aggregating not less than 10% of the Invested Amount of the related Outstanding Series (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall transmit or shall cause the Transfer Agent and Registrar to transmit, such communication to the Investor Certificateholders reasonably promptly after the receipt of such application.

                  Every Investor Certificateholder, by receiving and holding an Investor Certificate or acquiring an uncertificated Investor Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents, officers, directors or employees shall be held accountable by reason of the disclosure or mailing of any such information as to the names and addresses of the Investor Certificateholders hereunder, regardless of the sources from which such information was derived.

                  As soon as practicable following each Record Date, the Trustee shall provide to the Paying Agent or its designee, a list of Investor Certificateholders in such form as the Paying Agent may reasonably request.

                  SECTION 5.08 Authenticating Agent. The Trustee may appoint one or more authenticating agents with respect to the Investor Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Investor Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Investor Certificates. Whenever reference is made in this Agreement to the authentication of Investor Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent.

                  (b) Any institution succeeding to the corporate trust business of an authenticating agent shall continue to be an authenticating agent without the


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                                                                            72
                              Pooling Agreement


execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

                  (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee. Upon the receipt by the Trustee of any such notice of resignation and upon the giving of any such notice of termination by the Trustee, the Trustee shall immediately give notice of such resignation or termination to the Company. Any resignation of an authenticating agent shall not become effective until acceptance of appointment by the successor authenticating agent as provided in this Section 5.08. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent (other than an Affiliate of the Trustee) shall be appointed unless reasonably acceptable to the Trustee and the Company.

                  (d) The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to Section 8.05, for the payment of any reasonable compensation payable to each authenticating agent for its services under this Section 5.08. The Trustee hereby agrees that, upon the receipt of such funds from the Company it shall pay each authenticating agent such amounts.

                  (e) The provisions of Sections 8.01, 8.02, 8.03 and 8.05 shall be applicable to any authenticating agent.

                  (f) Pursuant to an appointment made under this Section 5.08, the Investor Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  "This is one of the Investor Certificates described in the Pooling Agreement among AAM Receivables Corp., American Axle & Manufacturing,

                                                                            73
                              Pooling Agreement


        Inc., as Servicer, and The Chase Manhattan Bank, as Trustee.

                               ----------------

                            as Authenticating Agent
                                for the Trustee

        By                                              "
           --------------------------------------------
           Authorized Signatory

                  SECTION 5.09 Tax Treatment. It is the intent of the Servicer, the Company, the Investor Certificateholders and the Trustee that for United States federal, state and local income and franchise tax purposes and for Michigan single business tax and intangibles tax purposes, the Investor Certificates will be considered as indebtedness of the Company. The Company, the Servicer and the Trustee, by entering into this Agreement, each Investor Certificateholder, by its acceptance of its Investor Certificate, and each beneficial owner of an Investor Certificate (or any interest therein), by acquiring a beneficial ownership interest in such Investor Certificate (or interest) agree to treat the Investor Certificates and the Trust in such manner for such purposes. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. Each Certificateholder, by acceptance of its Investor Certificate, and each beneficial owner of an Investor Certificate, by its acquisition of a beneficial interest in an Investor Certificate, agree to be bound by the provisions of this Section 5.09 and each Certificateholder agrees that it will cause any beneficial owner of an Investor Certificate to comply with this
Section 5.09. This Section 5.09 shall survive the termination of this Agreement and shall be binding on all transferees of any of the foregoing persons.

                  SECTION 5.09(A) Administration of the Trust as a FASIT.

                  (a) The Company, as the sole beneficial owner of the Ownership Certificate, or, to the extent required under applicable Treasury Regulations or by other administrative guidance published by the Internal Revenue Service, the Trustee shall, upon notice from the

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                                                                            74
                              Pooling Agreement


Servicer, make a timely election (the "FASIT Election") to treat the Trust as a FASIT (under Section 860L(a)(1) of the Internal Revenue Code and the applicable Treasury Regulations, if any, promulgated thereunder) and, if necessary, under applicable state and/or local law. Unless otherwise required under applicable Treasury Regulations or by other administrative guidance published by the Internal Revenue Service, the FASIT Election will be made on the consolidated United States federal income tax return that includes the Company for the taxable year in which the Trust is created. In addition, if required under applicable state and/or local law, the Company (and/or the Trustee, if required under applicable state or local law) also shall make a timely FASIT Election at the time and in the manner required under such state or local law.

                  (b) Each Investor Certificate issued pursuant to this Agreement and/or a Supplement to this Agreement is hereby designated as a separate "regular interest" (within the meaning of Section 860L(b)(1) of the Internal Revenue Code) in the Trust. The Company Exchangeable Interest and any outstanding Subordinated Company Interest are, collectively, hereby designated as representing the sole FASIT Ownership Interest in the Trust. The Company shall not permit the creation of any other "interests" in the Trust except for those described above.

                  (c) The date of this Agreement is hereby designated as the "startup day" of the FASIT within the meaning of Section 860L(d)(1) of the Internal Revenue Code.

                  (d) The Company, as the sole beneficial owner of the FASIT Ownership Interest, shall pay out of its own funds any taxes imposed on the Trust (including, without limitation, any taxes imposed under Internal Revenue Code Section 860I (with respect to gain, if any, recognized upon the transfer of property to the Trust or the pledge of any property to support the Trust's FASIT Regular Interests) or Internal Revenue Code Section 860L(e)(1) (with respect of any "prohibited transactions" (as defined in Section 860L(e)(2) of the Internal Revenue Code) entered into by, or on behalf of, the Trust) or any tax-related expenses incurred by, or on behalf of, the Trust.

                  (e) Within 30 days after the date of this Agreement and within 30 days after the issuance of any

                                                                            75
                              Pooling Agreement


Investor Certificates pursuant to this Agreement and/or any Supplement to this Agreement, the Company shall prepare or cause to be prepared and filed with the Internal Revenue Service, an Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust (or such other forms or information returns as may be required under the applicable Treasury Regulations or other administrative guidance published by the Internal Revenue Service, if any). The Company also shall prepare, execute and file, or cause to be prepared, executed and filed, any tax returns that the Company or the Trust are obligated to prepare and file under the Internal Revenue Code or applicable state or local law. Such tax returns shall be prepared and filed in accordance with the provisions set forth in Subtitle A, Chapter 1, Subchapter M, Part V of the Internal Revenue Code (i.e., the FASIT provisions). The expenses of preparing and filing such tax returns will be tax-related expenses that shall be borne by the Company, without any right of reimbursement therefor. The Servicer shall provide on a timely basis to the Company (or its authorized representatives) any information that is reasonably requested by such parties in order to enable such parties to perform their obligations under this Section 5.09(A). Notwithstanding any other provision herein, the Trustee shall not be responsible for and shall have no liability with respect to the administration of the FASIT or any Code requirement or reporting requirements with respect thereto.

                  (f) The Company shall report all information to the Investor Certificateholders and the Internal Revenue Service (and any other applicable state or local taxing authorities) that it is required to report to such parties under the Internal Revenue Code and/or any applicable state or local law. The Company also shall notify the Internal Revenue Service of the name, title, address and telephone number of the Person who will serve as the tax representative of the Trust.

                  (g) The Company shall not knowingly take (or cause the Trust to take) any action or fail to take (or fail to cause to be taken) any action under this Agreement, that, under the Internal Revenue Code and/or the applicable Treasury Regulations, if taken or not taken, as the case may be, would cause the Trust not to be classified as a FASIT for United States federal income tax purposes. In addition, prior to taking any

                                                                            76
                              Pooling Agreement


action with respect to the Trust, or causing the Trust to take any action, that is not expressly permitted under the terms of this Agreement, the Company shall request that a Tax Opinion be delivered to the Company and the Trustee with respect to taking such action.

                  (i) The Company, and to the extent that any records are maintained by the Servicer, the Servicer, shall, for United States federal income tax purposes, maintain the books and records of the Trust on an accrual basis. The taxable year of the Trust will be the same as the taxable year of the Company (or any consolidated group that includes the Company, as the case may be).

                  (j) The Company shall not enter into any transaction or arrangement (or cause or permit the Trust to enter into any transaction or arrangement) that would result in the Trust receiving a fee or other compensation for services (other than a fee received as a compensation for a waiver, amendment or consent under Permitted Assets (other than foreclosure property) held by the Trust) and the Company shall not permit the Trust to acquire any assets other than Permitted Assets.

                  SECTION 5.09(B) Compliance with the Internal Revenue Code and Treasury Regulations.

                  (a) If proposed, temporary or final Treasury Regulations are promulgated, or other applicable administrative guidance is published, the parties hereto agree (i) to amend this Agreement (and/or the terms of the other Transaction Documents) to the extent necessary to allow the Trust to continue to be classified as a FASIT for United States federal income tax purposes (and/or under applicable state or local law) and (ii) to take any other action necessary to classify the Trust as a FASIT or to prevent the imposition of any taxes on the Trust.

                  (b) The parties to this Agreement hereby agree to take such further actions, consistent with the terms of this Agreement, as may be required to effectuate this Section 10.2 and the intent that the Trust be classified as a FASIT under the Internal Revenue Code and under applicable state and local law.

                  (c) The Trustee shall not be obligated to take any action pursuant to Section 5.09(B) except as directed in writing by the Company. The Trustee may conclusively

                                                                            77
                              Pooling Agreement


rely on any such direction by the Company in performing any obligations under
Section 5.09(B). Notwithstanding any other provision herein or in any Transaction Document to the contrary, the Trustee may hire an independent third party to perform any obligation required of it pursuant to Section 5.09(B). In the event that the Trustee is obligated to take any action pursuant to Section 5.09(B), the cost and expense of taking such actions shall be reimbursed to the Trustee pursuant to Section 8.05.

                  Notwithstanding any other provision of this Section 5.09(B), the Trustee shall not be required to (i) enter into any amendment pursuant to
Section 5.09(B)(a) unless and until the Company, at the Company's expense, provides the Trustee with an Opinion of Counsel in form and substance acceptable to the Trustee, stating that such amendment is necessary to allow the Trust to continue to be classified as a FASIT for United States federal income tax purposes, or (ii) take any other action pursuant to, or as a result of, Section 5.09(B)(a) or (b), unless and until the Company, at the Company's expense, provides the Trustee with an Opinion of Counsel in form and substance acceptable to the Trustee, stating (A) that requiring such action is necessary to allow the Trust to continue to be classified as a FASIT for United States federal income tax purposes, (B) that it is necessary for the Trustee to be the party which takes such action rather than the Company or the Servicer, and (C) the taking of such action by the Trustee does not conflict with any other provision of this Agreement or any other Transaction Document.

                  SECTION 5.10 Exchangeable Company Interest. (a) The Company may decrease the amount of the Exchangeable Company Interest in exchange for
(i) an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in any related Subordinated Company Interest in connection with an issuance of additional Investor Certificates of such Outstanding Series or (ii) one or more newly issued Series of Investor Certificates and any related newly issued Subordinated Company Interest (a "New Series") (any such exchange, a "Company Exchange"). (A Company Exchange shall not be necessary in connection with an increase in the Invested Amount of any Investor Certificates issued in a Series with an Invested Amount that may increase or decrease from time to time. Such Investor Certificates are expected to be designated as "Variable Funding Certificates" or "VFC Certificates".)

                                                                            78
                              Pooling Agreement


The Company may perform a Company Exchange by notifying the Trustee, in writing at least three days in advance (an "Exchange Notice") of the date upon which the Company Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state the designation of any Series (and/or class, if applicable) to be issued (or supplemented) on the Exchange Date and, with respect to each such Series (and/or class, if applicable): (a) its additional or Initial Invested Amount, as the case may be, if any, which in the aggregate at any time may not be greater than the current principal amount of the Exchangeable Company Interest, if any, at such time, (b) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any, and (c) whether such New Series will be a companion Series to an Outstanding Series (an "Existing Companion Series", together with the New Series, a "Companion Series"). On the Exchange Date, the Trustee shall (i) authenticate and deliver any Investor Certificates evidencing an increase in the Invested Amount of a Class of Investor Certificates or a newly issued Series and (ii) permit the issuance of any related Subordinated Company Interest, in each case, only upon delivery by the Company to the Trustee of the following (together with the delivery by the Company to the Trustee of any additional agreements, instruments or other documents as are specified in the related Supplement): (a) a Supplement executed by the Company and specifying the Principal Terms of such Series (provided that no such Supplement shall be required for any increase in the Invested Amount of a Class of Investor Certificates, and any related increase in the related Subordinated Company Interest, unless it is so required by the related Supplement), (b) a Tax Opinion addressed to the Trustee and the Trust, (c) a General Opinion addressed to the Trustee and the Trust, (d) an Officer's Certificate certifying that all conditions precedent to the authentication and delivery of such Investor Certificates have been satisfied and upon which Officer's Certificate the Trustee may conclusively rely, (e) written confirmation from each Rating Agency that the Company Exchange will not result in the Rating Agency's reducing or withdrawing its rating on any then Outstanding Series or any Class of any such Outstanding Series rated by it, (f) written instructions of an officer of the Company specifying the amount, Series, Investor Certificates and other Interests to be issued with respect to such Company Exchange and (g) the applicable Investor Certificates if necessary. Upon delivery of the items listed in clauses (a) through (g) above, the Trustee shall cancel the applicable tendered

                                                                            79
                              Pooling Agreement


Investor Certificates and Subordinated Company Interest (and shall note such transaction in the Subordinated Interest Register), as the case may be, and issue, as provided above, such Series of Investor Certificates and allow the issuance of such Subordinated Company Interest (and shall note such transaction in the Subordinated Interest Register), if applicable, dated the Exchange Date. The Trustee shall cause to be kept at the office or agency to be maintained by the Transfer Agent and Registrar in accordance with the provisions of Section 8.16 a register (the "Exchange Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall record all Company Exchanges and the amount of the Exchangeable Company Interest following any such Company Exchange. There is no limit to the number of Company Exchanges that the Company may perform under this Agreement. If the Company shall, on any Exchange Date, retain any Investor Certificates issued on such Exchange Date, it shall, prior to transferring any such Investor Certificates to another Person, obtain a Tax Opinion. Additional restrictions relating to a Company Exchange may be set forth in any Supplement.

                  (b) Upon any Company Exchange, the Trustee, in accordance with the written directions of the Company, shall issue to the Company under
Section 5.01, for execution and redelivery to the Trustee for authentication under Section 5.02, (i) one or more Investor Certificates representing an increase in the Invested Amount of an Outstanding Series, or (ii) one or more new Series of Investor Certificates. Any such Investor Certificates shall be substantially in the form specified in the applicable Supplement and each shall bear, upon its face, the designation for such Series to which each such certificate belongs so selected by the Company.

                  (c) In conjunction with a Company Exchange, the parties hereto shall, except as otherwise provided in subsection (a) above, execute a supplement to this Agreement, which shall define, with respect to any additional Investor Certificates or newly issued Series, as the case may be: (i) its name or designation, (ii) its additional or initial principal amount, as the case may be (or method for calculating such amount), (iii) its coupon rate (or formula for the determination thereof), (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method for allocating Collections to Holders including the

                                                                            80
                              Pooling Agreement


applicable Investor Percentage, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts, (vii) the issue and terms of a letter of credit or other form of Enhancement, if any, with respect thereto, (viii) the terms on which the certificates of such Series may be repurchased by the Company or may be remarketed to other investors, (ix) the Series Termination Date, (x) any deposit account maintained for the benefit of Holders, (xi) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xii) the rights of the holder of the Exchangeable Company Interest that have been transferred to the holders of such Series, (xiii) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts, (xiv) provisions acceptable to the Trustee concerning the payment of the Trustee's fees and expenses and (xv) other relevant terms (all such terms, the "Principal Terms" of such Series). The Supplement executed in connection with the Company Exchange shall contain administrative provisions which are reasonably acceptable to the Trustee.

                  (d) In order for a New Series to be part of a Companion Series, the Supplement for the related Existing Companion Series must provide for or permit the Amortization Period to commence on the Issuance Date for such New Series, and on or prior to the Issuance Date for the New Series, the Servicer and the Company shall take all actions, if any, necessary to cause the Amortization Period for such Existing Companion Series to commence on such Issuance Date. The proceeds from the issuance of the New Series shall be deposited by the Company in the applicable Series Principal Collection Sub-subaccount and the Company shall, on the Issuance Date for such New Series, deposit into the applicable Series Non-Principal Sub-subaccount the amount of interest that will accrue on the New Series over a period specified in the related Supplement for such New Series. On each day on which principal is paid to the holders of the Existing Companion Series, the Trustee shall distribute to the Company from the applicable Series Principal Collection Sub-subaccount of the New Series an amount (up to the amount of available funds in such account) equal to the amount distributed on such day to the Investor Certificateholders of any Existing Companion Series; provided that, after giving effect to such distributions, the Aggregate Receivables Amount shall equal or exceed the sum of
(i) the Target Receivables Amount with respect to such Existing Companion Series on such day, plus

                                                                            81
                              Pooling Agreement


(ii) the Target Receivables Amount with respect to the New Series on such day, plus (iii) the Target Receivables Amount with respect to any other Outstanding Series on such day; provided further that the Trustee may conclusively rely on the calculations of the Servicer of such amounts.

                  (e) The Company shall not transfer, assign, exchange or otherwise dispose of the Exchangeable Company Interest or any Subordinated Company Interest without (i) the prior satisfaction of the Rating Agency Condition and (ii) delivery of a Tax Opinion. If the Company shall transfer, assign, exchange or otherwise dispose of all or any portion of the Exchangeable Company Interest and the outstanding Subordinated Company Interests, if any, in accordance with the preceding sentence, the Transfer Agent and Registrar shall record the transfer, assignment, exchange or other disposition of (i) the Exchangeable Company Interest in the Exchange Register and (ii) any Subordinated Company Interest in a register maintained by the Transfer Agent and Registrar at its office or agency (the "Subordinated Interest Register"). The Exchangeable Company Interest and all outstanding Subordinated Company Interests (or any interests therein) may not under any circumstances be transferred, assigned or disposed of separately. Any Holder who wishes to transfer, assign, exchange or otherwise dispose of the Exchangeable Company Interest and the Subordinated Company Interest held by it shall deliver instructions and a written instrument of transfer, with sufficient instructions, duly executed by the Holder or his attorney-in-fact duly authorized in writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar). No service charge shall be made for any registration of transfer or exchange of the Exchangeable Company Interest and such Subordinated Company Interests, but the Transfer Agent and Registrar may require the Holder that is transferring or exchanging the Exchangeable Company Interest and such Subordinated Company Interests to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of all or any portion of the Exchangeable Company Interest or the Subordinated Company Interest. Notwithstanding any other provision contained herein or in any Supplement, none of the Trustee, the Registrar, the Transfer Agent, the Authenticating Agent, or any agent of any of them shall have any obligation or duty to monitor, determine or inquire as to the compliance with any restriction or

                                                                            82
                              Pooling Agreement


requirement imposed hereunder or under any Supplement with respect to the transfer, registration or authentication of any Exchangeable Company Interest or Subordinated Company Interest (each, an "Uncertificated Interest"), or any interest therein, other than to require the delivery of the certifications or opinions of counsel described in this Section 5.10 or contained in any such Supplement and to comply with the related Exchange Notice to be delivered pursuant to Section 5.10(a) or the written instructions delivered to the Trustee pursuant to Section 5.10(e) hereof. At all times, the Company, the Trustee, the Paying Agent, the Transfer Agent, and the Registrar, any agent of any of them, may treat the Person in whose name any Uncertificated Interest is registered in the Exchange Register or the Subordinated Interest Register, as applicable, as the owner of such Uncertificated Interest for all purposes whatsoever hereunder or under any Supplement, and none of the Trustee, the Paying Agent, the Transfer Agent and Registrar and no agent of any of them shall be affected by any notice to the contrary.

                  (f) Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

                  (g) A Holder may not transfer, assign, exchange or otherwise convey a Subordinated Company Interest unless such Holder delivers a Tax Opinion addressed to the Trustee and the Trust prior to such transfer, assignment, exchange or other conveyance.

                  SECTION 5.11 Book-Entry Certificates. If specified in any related Supplement, the Investor Certificates, or any portion thereof, upon original issuance, shall be issued in the form of one or more typewritten Investor Certificates representing the Book-Entry Certificates, to be delivered to the depository specified in such Supplement (the "Depository") which shall be the Clearing Agency, specified by, or on behalf of, the Company for such Series. The Investor Certificates shall initially be registered on the Certificate Register in the name of the nominee of such Clearing Agency, and no Certificate Book-Entry Holder will receive a definitive certificate representing such

                                                                            83
                              Pooling Agreement


Certificate Book-Entry Holder's interest in the Investor Certificates, except as provided in Section 5.13. Unless and until definitive, fully registered Investor Certificates ("Definitive Certificates") have been issued to Investor Certificateholders pursuant to Section 5.13 or the related Supplement:

                  (a) the provisions of this Section 5.11 shall be in full force and effect;

                  (b) the Company, the Servicer and the Trustee may deal with each Clearing Agency for all purposes (including the making of distributions on the Investor Certificates) as the Investor Certificateholder without respect to whether there has been any actual authorization of such actions by the Certificate Book-Entry Holders with respect to such actions;

                  (c) to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Agreement, the provisions of this Section 5.11 shall control; and

                  (d) the rights of Certificate Book-Entry Holders shall be exercised only through the Clearing Agency and the related Clearing Agency Participants and shall be limited to those established by law and agreements between such related Certificate Book-Entry Holders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

                  Notwithstanding the foregoing, no Class or Series of Investor Certificates may be issued as Book-Entry Certificates (but, instead, shall be issued as Definitive Certificates) unless at the time of issuance of such Class or Series, the Company and the Trustee receive an opinion of independent counsel that the Investor Certificates of such Class or Series will be treated as indebtedness for United States federal income tax purposes.

                  SECTION 5.12 Notices to Clearing Agency. Whenever notice or other communication to the Investor

                                                                            84
                              Pooling Agreement


Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Book-Entry Holders pursuant to Section 5.13, the Trustee shall give all such notices and communications specified herein to be given to the Investor Certificateholders to the Clearing Agencies.

                  SECTION 5.13 Definitive Certificates. If (a) (i) the Company advises the Trustee in writing that any Clearing Agency is no longer willing or able to properly discharge its responsibilities under the applicable Depository Agreement, and (ii) the Company is unable to locate a qualified successor, (b) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or
(c) after the occurrence of a Servicer Default or an Early Amortization Event, Certificate Book-Entry Holders representing Fractional Undivided Interests aggregating more than 50% of the Invested Amount held by such Certificate Book-Entry Holders of each affected Series then issued and outstanding advise the Clearing Agency through the Clearing Agency Participants in writing, and the Clearing Agency shall so notify the Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Book-Entry Holders, the Trustee shall notify the Clearing Agency, which shall be responsible to notify the Certificate Book-Entry Holders, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Book-Entry Holders requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

                                  ARTICLE VI

                    Other Matters Relating to the Company

                  SECTION 6.01 Liability of the Company. The Company shall be liable for all obligations, covenants, representations and warranties of the Company arising under or related to this Agreement or any Supplement. Except as provided in the preceding sentence and


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                                                                            85
                              Pooling Agreement


otherwise herein, the Company shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Company hereunder.

                  SECTION 6.02 Limitation on Liability of the Company. Subject to Sections 6.01 and 10.19, neither the Company nor any of its directors or officers or employees or agents, in their capacity as transferor of Receivables and Related Property hereunder, shall be under any liability to the Trust, the Trustee, the Holders or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether or not such action or inaction arises from express or implied duties under any Transaction Document; provided, however, that this provision shall not protect the Company against any liability which would otherwise be imposed by reason of wilful misconduct, bad faith or negligence in the performance of any duties or by reason of reckless disregard of any obligations and duties hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than, in the case of the Company, the Company or the Servicer) respecting any matters arising hereunder.

                                  ARTICLE VII

                          Early Amortization Events

                  SECTION 7.01 Early Amortization Events. Unless modified with respect to any Series of Investor Certificates by any related Supplement, if any one of the following events (each, an "Early Amortization Event") shall occur:

                  (a) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect (the Bankruptcy Code and all other such applicable laws being collectively, "Applicable Insolvency Laws"), which decree or order is not stayed or any other similar relief shall be granted under any applicable federal or state law now or hereafter in effect and shall not be stayed; (ii)
        (A) an involuntary case is commenced against the Company under any Applicable Insolvency Law now or


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                                                                            86
                              Pooling Agreement


        hereafter in effect, a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company, or over all or a substantial part of the property of the Company shall have been entered, an interim receiver, trustee or other custodian of the Company for all or a substantial part of the property of the Company is involuntarily appointed, a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Company, and (B) any event referred to in clause (ii)(A) above continues for 60 days unless dismissed, bonded or discharged; (iii) the Company shall at its request have a decree or an order for relief entered with respect to it or commence a voluntary case under any Applicable Insolvency Law, consent to the entry of a decree or an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any Applicable Insolvency Law, consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; (iv) the making by the Company of any general assignment for the benefit of creditors; or (v) the Board of Directors of the Company adopts any resolution or otherwise authorizes action to approve any of the foregoing;

                  (b) the Trust or the Company shall become an "investment company" within the meaning of the 1940 Act;

                  (c) the Trust shall receive a written notice from the Internal Revenue Service taking the position that the Trust should be characterized for United States federal income tax purposes as a "publicly traded partnership" or as an association taxable as a corporation and counsel to the Company cannot provide an opinion that such claim is without merit; or

                  (d) the Trustee shall be appointed Successor Servicer pursuant to the Servicing Agreement;

then, an "Early Amortization Period" with respect to all Outstanding Series shall commence without any notice or other action on the part of the Trustee or any Investor Certificateholder immediately upon the occurrence of such event. The Servicer shall notify each Rating Agency and the Trustee in writing of the occurrence of any Early


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                                                                            87
                              Pooling Agreement


Amortization Period. Upon the commencement against the Company of a case, proceeding or other action described in clause (a)(ii) above, the Company shall cease to purchase Receivables from the Seller and cease to transfer Receivables to the Trust, until such time, if any, as such case, proceeding or other action is vacated, discharged, or stayed or bonded pending appeal. If an Insolvency Event with respect to the Company occurs, the Company shall immediately cease to transfer Receivables to the Trust (or, if the Company has previously suspended the transfer of Receivables to the Trust to comply with the preceding sentence, such suspension shall become a permanent cessation of the transfer of Receivables to the Trust) and shall promptly give written notice to the Trustee of such occurrence. Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Receivables and interest, whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust.

                  Additional Early Amortization Events and the consequences thereof may be set forth in each Supplement with respect to the Series relating thereto.

                  SECTION 7.02 Additional Rights upon the Occurrence of Certain Events. (a) Within 15 days of the Trustee's receipt of notice of the occurrence of an Insolvency Event in accordance with Section 7.01, if the Aggregate Invested Amount and all accrued and unpaid interest thereon have not been paid to the Investor Certificateholders, then the Trustee, in accordance with the written directions of the Servicer shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables and the other Trust Assets in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders and request instructions from such holders, which notice shall request each Investor Certificateholder to advise the Trustee in writing that it elects one of the following options: (A) the Investor Certificateholder wishes the Trustee to instruct the Servicer not to sell, dispose of or otherwise liquidate the Receivables and the other Trust Assets, or
(B) the Investor Certificateholder wishes the Trustee to instruct the Servicer to sell, dispose of or otherwise liquidate the Receivables and the other Trust Assets and to instruct the Servicer to reconstitute the Trust upon the

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                                                                            88
                              Pooling Agreement


same terms and conditions set forth herein, or (C) the Investor Certificateholder refuses to advise the Trustee as to the specific action the Trustee shall instruct the Servicer to take. If after 60 days from the day notice pursuant to clause (i) above is first published (the "Publication Date"), the Trustee shall not have received written instructions of (x) holders of Certificates representing undivided interests in the Trust aggregating in excess of 50% of the related Invested Amount of each Series (or in the case of a series having more than one Class of Investor Certificates, each Class of such series) selecting option (A) above and (y) if the owners of the Exchangeable Company Interest do not include the Company (and following the delivery of written notice in the form referred to above by the Company to such owners), the owners thereof representing undivided interests in the Trust aggregating in excess of 50% of the Company Interest, the Trustee shall instruct the Servicer to proceed to sell, dispose of, or otherwise liquidate the Receivables and the other Trust Assets in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids, and the Servicer shall proceed to consummate the sale, liquidation or disposition of the Receivables and the other Trust Assets as provided above with the highest bidder therefor; provided, however, that if the allocable sale price, less all reasonable fees, expenses and other amounts due hereunder to the Trustee, its agents and counsel to the Trustee, to be realized from such sale, liquidation or disposition would be less than the Aggregate Invested Amount plus accrued and unpaid interest thereon through the Distribution Date next succeeding the date of such sale, the Trustee must receive the prior unanimous consent of all the Investor Certificateholders to such sale, liquidation or disposition. The Company or any of its Affiliates shall be permitted to bid for the Receivables and the other Trust Assets. In addition, the Company or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables and the other Trust Assets at such matched bid price. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 7.01 and 7.02 shall be cumulative and not mutually exclusive. The costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in
Section 8.05.


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                                                                            89

                              Pooling Agreement


                  (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above shall be treated as Collections on the Receivables and such proceeds shall be released to the Trustee in an amount equal to the amount of any expenses incurred by the Trustee acting in its capacity either as Trustee or as liquidating agent under this
Section 7.02 that have not otherwise been reimbursed and the remainder, if any, will be distributed to holders of each Series after immediately being deposited in the Collection Account, in accordance with the provisions of Section 3.01(e) and the related Supplement for such Series. After giving effect to all such distributions, the remainder, if any, shall be allocated to the Exchangeable Company Interest and shall be released to the holders of the Exchangeable Company Interest pro rata based on the amount of the Exchangeable Company Interest held by each holder thereof as indicated in the Exchange Register.

                                 ARTICLE VIII

                                 The Trustee

                  SECTION 8.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of a Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults and Early Amortization Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreements or any Supplement and no implied covenants or obligations shall be read into such Pooling and Servicing Agreements against the Trustee. If a Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge occurred (which has not been cured or waived), the Trustee shall exercise the rights and powers vested in it by any Pooling and Servicing Agreement or any Supplement and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) The Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein upon resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee; provided that (i) in the case of any of the above which

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                                                                            90

                              Pooling Agreement


are specifically required to be furnished to the Trustee pursuant to any provision of the Pooling and Servicing Agreements, the Trustee shall, subject to Section 8.02, examine them to determine whether they appear on their face to conform to the requirements of this Agreement and (ii) in the case of any of the above as to which the Trustee is required to perform procedures pursuant to the Internal Operating Procedures Memorandum, the Trustee shall perform said procedures in accordance with the Internal Operating Procedures Memorandum.

                  (c) Subject to subsection 8.01(a), no provision of this Agreement or any Supplement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct; provided, however, that:

                  (i) the Trustee shall not be liable for an error of judgment unless it shall be proved that the Trustee was negligent, or acted in bad faith, in ascertaining the pertinent facts;

                  (ii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith;

                  (iii) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with any of its obligations, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, any Agent or any Investor Certificateholder;

                  (iv) the Trustee shall not be charged with knowledge of a Servicer Default or Early Amortization Event unless a Responsible Officer of the Trustee obtains actual knowledge of such event or the Trustee receives written notice of such default or event from the Servicer, any Agent or any holder of Investor Certificates;

                  (v) the Trustee shall not be liable for any investment losses resulting from any investments of funds on deposit in the Accounts or any subaccounts thereof (provided that such investments are Eligible Investments); and

                  (vi) the Trustee shall have no duty to monitor the performance of the Servicer or the Company, nor

                              Pooling Agreement


        shall it have any liability in connection with malfeasance or nonfeasance by the Servicer; the Trustee shall have no liability in connection with compliance of the Servicer or the Company with contractual, statutory or regulatory requirements related to the Receivables; and the Trustee shall have no duty to perform, except as otherwise required pursuant to the Internal Operating Procedures Memorandum, any recalculation or verification of any calculation with respect to data provided to the Trustee by the Servicer.

                  (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties under any Pooling and Servicing Agreement or any Supplement or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in any Pooling and Servicing Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under such Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of such Agreement.

                  (e) The Trustee shall not be required to advance its own funds in the performance of any of its duties under any Pooling and Servicing Agreement or any Supplement or the exercise of any of its rights or powers.

                  (f) Except as expressly provided in any Pooling and Servicing Agreement, the Trustee shall have no power to vary the corpus of the Trust.

                  (g) Provided that the Servicer and the Company shall have provided to the Trustee promptly upon request all books, records and other information reasonably requested by the Trustee and shall have provided the Trustee with all necessary access to the properties, books and records of the Servicer and the Company which the Trustee may reasonably require, then within 120 days following the Initial Closing Date, the Trustee shall have (i) completed the Servicer Site Review and (ii) established the Standby Liquidation System, and


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                                                                            92

                              Pooling Agreement


shall have notified the Servicer, each Rating Agency and each Investor Certificateholder of such events.

                  (h) The Trustee shall prepare and deliver to the Company and the Servicer, within 90 days of the Initial Closing Date, the Internal Operating Procedures Memorandum. From and after such date, the Trustee shall take such actions as are set forth in the Internal Operating Procedures Memorandum unless prevented from doing so through no fault of the Trustee.

                  SECTION 8.02 Rights of the Trustee. Except as otherwise provided in Section 8.01 and in the Internal Operating Procedures Memorandum:

                  (a) The Trustee may conclusively rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officers Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to any Pooling and Servicing Agreement by the proper party or parties.

                  (b) The Trustee may consult with counsel and any Opinion of Counsel and any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel.

                  (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by any Pooling and Servicing Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Holders, pursuant to the provisions of any Pooling and Servicing Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default or Early Amortization Event (which has not been cured), to exercise such of the rights and powers vested in it by any Pooling and Servicing Agreement, and to use the same degree of care and

                              Pooling Agreement


        skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or wilful misconduct in the performance of any such act.

                  (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by any Pooling and Servicing Agreement; provided that the Trustee shall be liable for its gross negligence or wilful misconduct.

                  (e) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, unless requested in writing so to do by the holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Invested Amount of any Series which could be materially and adversely affected if the Trustee does not perform such acts; provided, however, that such holders of Investor Certificates shall indemnify and reimburse the Trustee for any liability or expense resulting from any such investigation requested by them to the extent the Trustee is not otherwise reimbursed hereunder; provided further that the Trustee shall be entitled to make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company, personally or by agent or attorney, at the sole cost and expense of the Company.

                  (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or gross negligence on the part of, or for the supervision of, any such affiliate, agent, attorney,

                              Pooling Agreement


        custodian or nominee appointed with due care by it hereunder.

                  (g) The Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Company with its representations and warranties or for any other purpose.

                  (h) In the event that the Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VIII shall also be afforded to such Paying Agent or Transfer Agent and Registrar.

                  SECTION 8.03 Trustee Not Liable for Recitals. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Investor Certificates (other than the certificate of authentication on the Investor Certificates). Except as set forth in Section 8.15, the Trustee makes no representations as to the validity or sufficiency of any Pooling and Servicing Agreement, of the Investor Certificates (other than the certificate of authentication on the Investor Certificates), of the Exchangeable Company Interest, of any Interest, of any Subordinated Company Interest, of any Receivable or related document or interest. The Trustee shall not be accountable for the use or application by the Company of any of the Investor Certificates, any Subordinated Company Interest or the Exchangeable Company Interest or of the proceeds of such Investor Certificates, such Subordinated Company Interest or the Exchangeable Company Interest or for the use or application of any funds paid to the Company in respect of the Receivables or deposited in or withdrawn from the Accounts or other accounts hereafter established to effectuate the transactions contemplated herein and in accordance with the terms of any Pooling and Servicing Agreement.

                  The Trustee shall not be accountable for the use or application by the Servicer of any of the Investor Certificates or any Interest or of the proceeds of such Investor Certificates or any Interest, or for the use or application of any funds paid to the Servicer in respect of the Receivables or deposited in or withdrawn from the Accounts or any Lockbox by or at the direction of the

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                                                                            95

                              Pooling Agreement


Servicer or Lockbox Processor. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable.

                  SECTION 8.04 Trustee May Own Investor Certificates. The Trustee in its individual or any other capacity (a) may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee and (b) may transact any banking and trust business with the Company, the Servicer or the Seller as it would were it not the Trustee.

                  SECTION 8.05 Trustee's Fees and Expenses. (a) The Servicer covenants and agrees to pay, but only from funds available to it as the Servicing Fee paid under the Servicing Agreement, to the Trustee annually in advance on the Initial Closing Date and on or about each one-year anniversary thereof, and the Trustee shall be entitled to receive, such reasonable compensation as is agreed upon in writing between the Trustee and the Servicer (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee.

                  (b) The Trustee shall be entitled to reimbursement upon its request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices, requests for documentation or other communications to Holders), disbursements, losses, liabilities, damages and advances incurred or made by the Trustee in accordance with any of the provisions of any Pooling and Servicing Agreement or by reason of its status as Trustee under any Pooling and Servicing Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement, loss, liability, damage or advance as may arise from its gross negligence or bad faith. To the extent the fees and expenses of the Trustee are not paid on a current basis, the Trustee shall be entitled to be paid such items from amounts that would be distributable to the Company under Article III of this Agreement and, to the extent still unpaid in full, the Company will pay or reimburse the Trustee upon its request for such items. Notwithstanding anything contained in this Agreement to the contrary, the Trustee shall not be entitled to reimbursement for any costs or expenses incurred in connection with the review,

                              Pooling Agreement


negotiation, preparation, execution and delivery of any of the Transaction Documents or in connection with the issuance of any Investor Certificates on the Initial Closing Date except for such costs and expenses as have been agreed to in writing between the Trustee and Company. If the Trustee is appointed Successor Servicer in accordance with the Servicing Agreement, the provisions of this Section 8.05 shall not apply to expenses, disbursements, losses, liabilities, damages and advances made or incurred by the Trustee in its capacity as Successor Servicer, which items shall be paid, first, out of the Servicing Fee, second, from amounts which would be distributable to the Company under Article III of this Agreement, third, from amounts distributable to the Company pursuant to Section 9.04 and fourth, to the extent still unpaid in full, the Company will pay or reimburse the Trustee upon its request for such items. The provisions of this Section 8.05 shall apply to the reasonable expenses, disbursements and advances made or incurred by the Trustee, or any other Person, in its capacity as liquidating agent, to the extent not otherwise paid. In the event the Trustee acts as Successor Servicer, it shall be entitled to all the rights and benefits of the Servicer (including, without limitation, the Servicing Fee, under the Transaction Documents). The covenants to pay the expenses, disbursements, losses, liabilities, damages and advances provided for in this Section shall survive the termination of any Pooling and Servicing Agreement and shall be binding on the Company, the Servicer and any Successor Servicer. The Company's and the Servicer's covenants and agreements contained in this Section 8.05 shall survive the termination of this Agreement.

                  SECTION 8.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having (or having a holding company parent with) a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease

                              Pooling Agreement


to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

                  SECTION 8.07 Resignation or Removal of Trustee. (a) Subject to paragraph (c) below, the Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Company, the Servicer and the Rating Agencies. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                  (c) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this
Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

                  (d) The obligations of the Company described in Section 8.05 hereof and the obligations of the Servicer described in Section 8.05 hereof and
Section 5.01 of the Servicing Agreement shall survive the removal or resignation of the Trustee as provided in this Agreement.

                              Pooling Agreement



                  (e) No Trustee under this Agreement shall be personally liable for any action or omission of any successor trustee.

                  SECTION 8.08 Successor Trustee. (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Servicer, and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations. The Servicer shall immediately give notice, but in no event less than 10 days prior to any such resignation or removal, to each Rating Agency upon the appointment of a successor trustee.

                  (b) No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, such successor trustee shall mail notice of such succession hereunder to all Holders at their addresses as shown in the Certificate Register, the Exchange Register or the Subordinated Interest Register, as applicable.

                  SECTION 8.09 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to

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the contrary notwithstanding. The Trustee shall promptly give notice (except to the extent prohibited under any Requirement of Law or Contractual Obligation), but in no event less than 10 days prior to any such merger or consolidation, to the Company, the Servicer and the Rating Agencies upon any such merger or consolidation of the Trustee. Information as to such merger or consolidation that is made publicly available by the Trustee in at least one Authorized Newspaper shall be deemed to satisfy the notice requirement of this
Section 8.09.

                  SECTION 8.10 Appointment of Co-Trustee or Separate Trustee.
(a) Notwithstanding any other provisions of any Pooling and Servicing Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Holders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08. The Trustee shall promptly notify each Rating Agency of the appointment of any co-trustee.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any statute of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such

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                              Pooling Agreement


        act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of any Pooling and Servicing Agreement, specifically including every provision of any Pooling and Servicing Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Company.

                  (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to any Pooling and Servicing Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 8.11 Tax Returns. In the event the Trust shall be required to file United States federal, state, local or foreign income tax returns, the Company shall prepare and file or shall cause to be prepared and

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                              Pooling Agreement


filed any such tax returns required to be filed by the Trust and shall remit such tax returns to the Trustee for signature at least five Business Days before such tax returns are due to be filed (including extensions). The Company shall also prepare or shall cause to be prepared all United States federal tax information in connection with this Agreement required by law to be distributed to Holders and shall deliver such information to the Trustee at least five Business Days prior to the date it is required by law to be distributed to the Holders. The Trustee, upon request, will furnish the Company with all such information known to the Trustee as may be reasonably determined by the Company to be required in connection with the preparation of all United States federal, state, local or foreign income tax returns of the Trust, and shall, upon the Company's written request, execute such tax returns. In no event shall the Trustee in its individual capacity be liable for any liabilities, costs or expenses of the Trust, the Holders, the Company, or the Servicer arising under any United States federal, state, local or foreign income tax law or regulation, including, without limitation, excise taxes or any other tax imposed by a Governmental Authority on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith). The Trustee shall not be required to determine whether any filing of tax returns is required.

                  SECTION 8.12 Trustee May Enforce Claims Without Possession of Investor Certificates. All rights of action and claims under any Pooling and Servicing Agreement or the Investor Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Investor Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Investor Certificateholders in respect of which such judgment has been obtained.

                  SECTION 8.13 Suits for Enforcement. If a Servicer Default shall occur and be continuing, the Trustee may, as provided in Section 6.01 of the Servicing Agreement, proceed to protect and enforce its rights and the rights of the Holders under this Agreement or any other Transaction Document by suit, action or proceeding (including any suit, action or proceeding on behalf of

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                                                                            102

                              Pooling Agreement


the Holders against any third party) in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Holders. In furtherance of and without limiting the generality of subsection 8.01(d), the Trustee shall have the right to obtain, before initiating any such action, such reasonable indemnity from the Investor Certificateholders as the Trustee may require against the costs, expenses and liabilities that may be incurred therein or thereby. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Investor Certificates, the Subordinated Company Interests or the Exchangeable Company Interest or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 8.14 Rights of Investor Certificateholders to Direct Trustee. Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series affected by the conduct of any proceeding or the exercise of any right conferred on the Trustee shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that nothing in any Pooling and Servicing Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Investor Certificateholders; provided further in furtherance and without limiting the generality of subsection 8.01(d), the Trustee shall have the right to obtain, before acting in accordance with any such direction of the Investor Certificateholders, such reasonable indemnity from the Investor Certificateholders as the Trustee may require against the costs, expenses and liabilities that may be incurred in so acting.

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                              Pooling Agreement


                  SECTION 8.15 Representations and Warranties of Trustee. The Trustee represents and warrants that:

                  (a) the Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York and is duly authorized to exercise trust powers under applicable law;

                  (b) the Trustee has the power and authority to enter into this Agreement and any Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and any Supplement;

                  (c) each Pooling and Servicing Agreement and each of the Transaction Documents executed by it have been duly executed and delivered by the Trustee and, in the case of all such Transaction Documents, are legal, valid and binding obligations of the Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

                  (d) the Trustee satisfies the eligibility requirements of
        Section 8.06.

                  SECTION 8.16 Maintenance of Office or Agency. The Trustee will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Investor Certificates or any other Interests and the Pooling and Servicing Agreements may be served. The Trustee will give prompt written notice to the Company, the Servicer and the Holders of any change in the location of the Certificate Register, the Exchange Register, the Subordinated Interest Register or any such office or agency.

                  SECTION 8.17 Limitation of Liability. The Investor Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by the Trust Agreement. Each of the undertaking and agreements made on the part of the Trustee in the Investor Certificates is made and intended

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                              Pooling Agreement


not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

                                  ARTICLE IX

                                 Termination

                  SECTION 9.01 Termination of Trust. (a) The Trust and the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Holders as hereafter set forth) shall terminate, except with respect to any such obligations or responsibilities expressly stated to survive such termination, on the earliest of (i) the last day of the October 2009 Settlement Period, (ii) at the option of the Company, at any time when the Aggregate Invested Amount is zero, (iii) following the occurrence of any of the Early Amortization Events specified in Section 7.01 of this Agreement, at any time when the Aggregate Invested Amount is zero and (iv) upon completion of distribution of the amounts referred to in subsection 7.02(b) (the "Trust Termination Date").

                  (b) If on the Distribution Date in the month immediately preceding the month in which the Trust Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Investor Certificates to be made on the related Distribution Date pursuant to Article III) the Invested Amount of any Series would be greater than zero (as certified in writing by the Servicer), the Trustee, in accordance with the written direction of the Servicer, shall make reasonable efforts to sell within 30 days of such Distribution Date all of the Receivables and other Trust Assets. The proceeds of such sale shall be treated as Collections on the Receivables and shall be allocated in accordance with Article III. During such 30-day period, the Servicer shall continue to collect Collections on the Receivables and allocate Collections in accordance with the provisions of Article III. The reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in Section 8.05.

                  SECTION 9.02 Optional Purchase and Final Termination Date of Investor Certificates of Any Series.

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                              Pooling Agreement


(a) On any Distribution Date during the Amortization Period with respect to any Series on which the Invested Amount (or such other amount as may be set forth in the related Supplement) of such Series is reduced to an amount equal to or less than the Optional Repurchase Percentage of the Initial Invested Amount (or such other amount as may be set forth in the related Supplement) for such Series as of the day preceding the beginning of such Amortization Period, the Company shall have the option to repurchase the entire Investor Certificateholders' Interest of such Series, at a purchase price equal to (i) the outstanding Invested Amount of the Investor Certificates of such Series plus (ii) accrued and unpaid interest through such Distribution Date (after giving effect to any payment of principal and monthly interest on such date of purchase) plus (iii) all other amounts payable to all Investor Certificateholders of such Series under the related Supplement (such purchase price, the "Clean-Up Call Repurchase Price"). The amount of the Clean-Up Call Repurchase Price will be deposited into the Collection Account for credit to the Series Collection Subaccount for such Series on such Distribution Date in immediately available funds and will be passed through in full to the applicable Investor Certificateholders. Following any such repurchase, such Investor Certificateholders' Interest in the Receivables and the other Trust Assets shall terminate and such interest therein will be allocated to the Exchangeable Company Interest and such Investor Certificateholders will have no further rights with respect thereto. In the event that the Company fails for any reason to deposit the Clean-Up Call Repurchase Price for such Receivables, the Investor Certificateholders' Interest in the Receivables and the other Trust Assets will continue and monthly payments will continue to be made to the Investor Certificateholders.

                  (b) The amount deposited pursuant to subsection 9.02(a) shall be paid to the Investor Certificateholders of the related Series pursuant to Article III on the Distribution Date following the date of such deposit. All Investor Certificates of a Series which are purchased by the Company pursuant to subsection 9.02(a) shall be delivered by the Company upon such purchase to, and be canceled by (in accordance with the written directions of the Company), the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Company.

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                                                                            106

                              Pooling Agreement


                  (c) All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Investor Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell or cause to be sold, in accordance with the directions of Investor Certificateholders representing more than 50% of the Invested Amount of such Series (upon which the Trustee may conclusively rely) and pay the proceeds to all Investor Certificateholders of such Series pro rata (except that unless expressly provided to the contrary in the related Supplement, no payment shall be made to Investor Certificateholders of any Class of any Series that is by its terms subordinated to any other Class until such senior Class of Investor Certificates have been paid in full) in final payment of all principal of and accrued interest on such Series of Investor Certificates, an amount of Receivables or interests in Receivables up to the Invested Amount of such Series at the close of business on such date; provided, however, in furtherance and without limiting the generality of subsection 8.01(d), the Trustee shall have the right to obtain, before acting in accordance with any such direction of the Investor Certificateholders, such reasonable indemnity from the Investor Certificateholders as the Trustee may require against the costs, expenses and liabilities that may be incurred in so acting. Absent such direction from Investor Certificateholders representing more than 50% of the Invested Amount of such Series or absent such reasonable indemnity as the Trustee may require in connection with such direction, the Trustee shall continue to hold the Trust Assets in respect of such Series in accordance with the terms of the Pooling and Servicing Agreements until the Trust Termination Date (or until Investor Certificateholders representing more than 50% of the Invested Amount of such Series shall otherwise direct the Trustee); provided that the terms of this Agreement, the related Supplement and the Servicing Agreement shall be deemed to remain in full force and effect, except that no additional Receivables shall be allocated with respect to such Series. The reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in Section 8.05. Any proceeds of such sale in excess of such principal and interest paid shall be paid

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                                                                            107

                              Pooling Agreement


to the holder of the Exchangeable Company Interest, unless and to the extent otherwise specified in any applicable Supplement. Upon such Series Termination Date with respect to the applicable Series, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in this Section 9.02.

                  SECTION 9.03 Final Payment with Respect to Any Series. (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Investor Certificates for payment of the final distribution with respect to such series and cancellation, shall be given (subject to at least 30 days' prior written notice from the Servicer to the Trustee containing all information required for the Trustee's notice or such shorter period as is acceptable to the Trustee) by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution specifying (i) the Distribution Date upon which final payment of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section 4.04 of the Servicing Agreement covering the period during the then current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

                  (b) Notwithstanding the termination of the Trust pursuant to subsection 9.01(a) or the occurrence of the Series Termination Date with respect to any Series pursuant to Section 9.02, all funds then on deposit in the Collection Account (but only to the extent necessary to pay all outstanding and unpaid amounts to Holders) shall continue to be held in trust for the benefit of the Holders and the Paying Agent or the Trustee shall pay such funds to the Investor Certificateholders upon surrender of their Investor Certificates in accordance with the terms hereof. Any Investor Certificate not

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                                                                            108

                              Pooling Agreement


surrendered on the date specified in subsection 9.03(a)(i) shall cease to accrue any interest provided for such Investor Certificate from and after such date. In the event that all of the Investor Certificateholders shall not surrender their Investor Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series to surrender their Investor Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Investor Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Company upon request any monies held by them for the payment of principal or interest that remains unclaimed for two years and neither the Trustee nor the Paying Agent shall be liable to any Investor Certificateholder for such payment to the Company upon its request. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

                  (c) All Investor Certificates surrendered for payment of the final distribution with respect to such Investor Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a customary manner satisfactory to the Trustee.

                  SECTION 9.04 Company's Termination Rights. Upon the termination of the Trust pursuant to Section 9.01 and payment to the Trustee (in its capacity as such and/or in its capacity as Successor Servicer) of all amounts owed to it under any Pooling and Servicing Agreement, the Trustee shall assign and convey to the Company (without recourse, representation or warranty) in exchange for the Exchangeable Company Interest all right, title and interest of the Trust in the Trust Assets, whether then existing or thereafter created, and all proceeds thereof except for amounts held by the Trustee pursuant to subsection 9.03(b). The Trustee shall execute and deliver such instruments of transfer and

                              Pooling Agreement


assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the Company to vest in the Company all right, title and interest which the Trust had in the Trust Assets.

                                   ARTICLE X

                           Miscellaneous Provisions

                  SECTION 10.01 Amendment (a) This Agreement, the Servicing Agreement and each Supplement in respect of an Outstanding Series (collectively, the "Pooling and Servicing Agreements") may be amended in writing from time to time by the Servicer, the Company and the Trustee, without the consent of any Holder, to comply with Section 5.09(b) of this Agreement, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or to add any other provisions hereof to change in any manner or eliminate any of the provisions with respect to matters or questions raised under any Pooling and Servicing Agreement which shall not be inconsistent with the provisions of any Pooling and Servicing Agreement; provided, however, that such action shall not, as evidenced by an Officer's Certificate delivered to the Trustee upon which the Trustee may conclusively rely, have a material adverse effect on the interests of the Investor Certificateholders of any Series which is an Outstanding Series immediately prior to and after giving effect to such actions (but, to the extent that the determination of whether such action would have such a material adverse effect requires a conclusion as to a question of law, an Opinion of Counsel shall be delivered to the Trustee in addition to such Officer's Certificate); provided further any amendment that is entered into to provide additional Enhancement for any Outstanding Series shall be deemed to have no such material adverse effect. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below which affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

                  (b) Any Pooling and Servicing Agreement and, to the extent provided in any Pooling and Servicing Agreement, any other agreement relating to the Receivables may also be amended (other than in the circumstances referred to in the preceding paragraph (a))

                              Pooling Agreement


in writing from time to time by the Servicer, the Company and the Trustee with the consent of Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series adversely affected in any material respect by the amendment (or, if any such Series shall have more than one Class of Investor Certificates adversely affected in any material respect by the amendment, more than 50% of the Invested Amount of each such Class) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or such other agreement or of modifying in any manner the rights of holders of any Series then issued and outstanding; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of such Investor Certificateholder of such Series; (ii) change the definition of or the manner of calculating the interest or fees of any Investor Certificateholder of such Series without the consent of such Investor Certificateholder; or (iii) reduce the aforesaid percentage of the Invested Amount of any adversely affected Series or Class the holders of which are required to consent to any such amendment without the consent of all Investor Certificateholders of each Series adversely affected in any material respect.

                  (c) Notwithstanding anything in this Section 10.01 to the contrary, the Supplement with respect to any Series may be amended on the terms and with the procedures provided in such Supplement.

                  (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment to each Investor Certificateholder of each Outstanding Series (or with respect to an amendment of a Supplement, to each Investor Certificateholder of the applicable Series), and the Servicer shall furnish written notification of the substance of such amendment to each Rating Agency. No such amendment (including without limitation, the amendment of any Supplement notwithstanding anything to the contrary contained in any Supplement) shall be effective until the Rating Agency Condition has been satisfied.

                  (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment,

                              Pooling Agreement


but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (f) In executing or accepting any amendment pursuant to this
Section 10.01, the Trustee shall, upon request, be entitled to receive and rely upon (i) an Opinion of Counsel stating that such amendment is authorized pursuant to a specific provision of a Pooling and Servicing Agreement and complies with such provision, (ii) a certificate from a Responsible Officer of the Company stating that such (A) amendment shall not adversely affect the interests of the holders of any outstanding Investor Certificates in any material respect except for holders of the Series whose consent to such amendment has been obtained in accordance with clause (b) of this Section 10.01 and (B) all conditions precedent to the execution and delivery of such amendment shall have been satisfied in full and (iii) a Tax Opinion.

                  SECTION 10.02 Protection of Right, Title and Interest to Trust. The Company shall cause all financing statements and continuation statements and any other necessary documents covering the Holders' and the Trustee's right, title and interest to the Trust and the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust. The Company shall deliver to the Trustee copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. In the event that the Company fails to file such financing or continuation statements and the Trustee has received an opinion of counsel, at the expense of the Company, that such filing is necessary to preserve and to protect the Trustee's right, title and interest in any Trust Asset then the Trustee shall have the right to cause to be filed the same on behalf of the Company and the Trustee shall be reimbursed and indemnified by the Company for making such filing.

                  SECTION 10.03 Limitation on Rights of Holders. (a) The death or incapacity of any Holder shall not operate to terminate this Agreement or the Trust, nor

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                                                                            112

                              Pooling Agreement


shall such death or incapacity entitle such Holders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) Except with respect to the Investor Certificateholders as expressly provided in any Pooling and Servicing Agreement, no Holder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto. Nor shall any Holder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Holder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee written request to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to initiate any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Holder with every other Holder and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of the Pooling and Servicing Agreements to affect, disturb or prejudice the rights of any other of the Interests, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders. For the protection and enforcement of the provisions of this Section 10.03, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  (d) By their acceptance of Interests pursuant to this Agreement and the applicable Supplement, the Holders agree to the provisions of this Section 10.03.

                              Pooling Agreement


                  SECTION 10.04 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 10.05 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Company, the Servicer and the Trustee, or to such other address as may be hereafter notified by the respective parties hereto:

                  The Company:

                  AAM Receivables Corp.
                  1840 Holbrook Avenue; Suite 2A
                  Detroit, MI 48212
                  Attention of: Mark Umlauf
                  Telecopy:  (313) 873-5472

                  with a copy to the Servicer

                  The Servicer:

                  American Axle & Manufacturing, Inc.
                  1840 Holbrook Avenue
                  Detroit, MI 48212
                  Attention of: Gary Witosky
                  Telecopy:  (313) 974-2229

                  The Trustee:

                  The Chase Manhattan Bank
                  450 West 33rd Street, 14th Floor
                  New York, New York 10001
                  Attention of: Structured Finance Services,
                                AAM Master Trust
                  Telecopy:  (212) 946-3916

Any notice required or permitted to be mailed to a Holder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register, the Exchange Register or the Subordinated Interest Register, as the case may be. Any notice so mailed within the time prescribed in any Pooling and

                              Pooling Agreement


Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

                  SECTION 10.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of any Pooling and Servicing Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of such Pooling and Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of any Pooling and Servicing Agreement or of the Investor Certificates or rights of the Holders.

                  SECTION 10.07 Assignement. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.03 of the Servicing Agreement, no Pooling and Servicing Agreement may be assigned by the Company or the Servicer without the prior written consent of the Trustee acting on behalf of the holders of 66-2/3% of the Invested Amount of each Outstanding Series and without the Rating Agency Condition having been satisfied with respect to such assignment.

                  SECTION 10.08 Investor Certificates Nonassessable and Fully Paid. It is the intention of the parties to each Pooling and Servicing Agreement that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Investor Certificates upon authentication thereof by the Trustee pursuant to Section 5.02 are and shall be deemed fully paid.

                  SECTION 10.09 Further Assurances. The Company and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of each Pooling and Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

                  SECTION 10.10 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the

                              Pooling Agreement


part of the Trustee or the Investor Certificateholders, any right, remedy, power or privilege, hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  SECTION 10.11 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 10.12 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Holders and their respective successors and permitted assigns. Except as otherwise provided in this Section 10.12, no other Person will have any right or obligation hereunder.

                  SECTION 10.13 Actions by Investor Certificateholders. (a) Wherever in any Pooling and Servicing Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholders of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by an Investor Certificateholder shall bind such Investor Certificateholder and every subsequent holder of such Investor Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, the Company, or the Servicer in reliance thereon, whether or not notation of such action is made upon such Investor Certificate.

                  SECTION 10.14 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Servicing Agreement set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Servicing

                              Pooling Agreement


Agreement. This Agreement and the Servicing Agreement may not be modified, amended, waived, or supplemented except as provided herein.

                  SECTION 10.15 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  SECTION 10.16 Construction of Agreement. (a) The Company hereby grants to the Trustee, for the benefit of the Holders, a security interest in all of the Company's right, title and interest in, to and under the Receivables and the other Trust Assets now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto and all "proceeds" thereof (including Recoveries), to secure all of the Company's and the Servicer's obligations hereunder, including, without limitation, the Company's obligation to sell or transfer Receivables hereafter created to the Trust.

                  (b) This Agreement shall constitute a security agreement under applicable law.

                  SECTION 10.17 No Setoff. Except as expressly provided in this Agreement or any other Transaction Document, the Trustee agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Company, the Servicer or any Holder.

                  SECTION 10.18 No Bankruptcy Petition. Each of the Trustee and the Servicer hereby covenants and agrees that, prior to the date which is one year and one day after the date of the end of the Amortization Period with respect to all Outstanding Series, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

                  SECTION 10.19 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) each Pooling and Servicing Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested

                              Pooling Agreement


in it, (b) except with respect to Section 8.15 hereof the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust,
(c) nothing herein contained shall be construed as creating any liability on the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own wilful misconduct or gross negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under any Pooling and Servicing Agreement; provided further that the foregoing clauses (a) through
(d) shall survive the resignation or removal of the Trustee.

                  The Company hereby agrees to indemnify and hold harmless the Trustee and the Trust (for the benefit of the Holders) (each, an "Indemnified Person") from and against (i) any state or local income, franchise or single business tax that is imposed on or assessed against the Trust (rather than the Company), and (ii) any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Company pursuant to any Pooling and Servicing Agreement to which it is a party, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or wilful misconduct of an Indemnified Person or resulted from the performance of any Receivable, market fluctuations or other market or investment risk not attributable to acts or omissions or alleged acts or omissions of the Company provided, however, that any payments to be made by the Company pursuant to this subsection shall be Company Subordinated Obligations.

                              Pooling Agreement


                  SECTION 10.20 Certain Information. The Servicer and the Company shall promptly provide to the Trustee such information in computer tape, hard copy or other form regarding the Receivables as the Trustee may reasonably determine to be necessary to perform its obligations hereunder and under the Servicing Agreement.

                              Pooling Agreement


                  IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused this Pooling Agreement to be duly executed by their respective officers as of the day and year first above written.


                            AAM RECEIVABLES CORP.,

                              by
                                 -----------------------------------------
                               Name:
                               Title:

                            AMERICAN AXLE &
                            MANUFACTURING, INC.,
                            as Servicer,

                              by
                                 -----------------------------------------
                               Name:
                               Title:

                            THE CHASE MANHATTAN BANK,
                            not in its individual
                            capacity but solely as
                            Trustee,

                              by
                                 -----------------------------------------
                               Name:
                               Title:

                                                              EXHIBIT A to the
                                                             POOLING AGREEMENT


                          [FORM OF LOCKBOX AGREEMENT]

                                                                , 1999

[Name and address of Lockbox Bank]

Attention:

Ladies and Gentlemen:

                  AAM Receivables Corp., a Delaware corporation (the "Company"), has agreed to purchase certain receivables (the "Receivables") from American Axle & Manufacturing, Inc. ("AAMI, in its capacity as seller, the "Seller", and in its capacity as servicer pursuant to the Transaction Documents, the "Servicer") pursuant to the Receivables Sale Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), between AAMI and the Company. The Company has in turn assigned the Receivables to a master trust (the "Master Trust") pursuant to a Pooling Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999 (as amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among the Company, the Servicer and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee"). The Receivables are serviced pursuant to the terms of a Servicing Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Servicing Agreement"; and, collectively with the Pooling Agreement, the "Pooling and Servicing Agreements") among the Company, the Servicer and the Trustee. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Pooling Agreement.

                  Pursuant to the terms of the Pooling and Servicing Agreements and except as otherwise provided therein, (i) the Servicer has agreed to instruct all Obligors under the Receivables to make all payments in respect of such Receivables to a blocked deposit account (each, a "Lockbox Account") designated by the Servicer to such Obligor and (ii) the Company has agreed to grant a security interest in its right, title and interest in each Lockbox Account and all funds and other evidences of

                              Pooling Agreement


payment held therein to the Trustee. Furthermore, the Company, the Servicer and the Trustee have agreed, pursuant to the Pooling and Servicing Agreements, to enter into an agreement with each bank maintaining a Lockbox Account and hereby request that [name of Lockbox Bank] (the "Lockbox Bank") act as, and the Lockbox Bank hereby agrees to act as, a lockbox deposit bank for the Company with respect to the Lockbox Account. This Letter Agreement defines certain rights and obligations with respect to the appointment of the Lockbox Bank.

                  Accordingly, the Company, the Servicer, the Trustee and the Lockbox Bank agree as follows:

                  Reference is made to the Lockbox Account (Account No.       ),
including box number thereunder (collectively, the "Specified Account"), maintained with you by the Servicer. The Servicer hereby transfers the Specified Account to the Company and hereafter the Specified Account shall be in the name of the Company and maintained by the Lockbox Bank for the benefit of the Company and the Trustee, as set forth herein. All funds and other evidences of payment received by the Lockbox Bank in its capacity as Lockbox Bank shall be deposited in the Specified Account. Such payments shall not be commingled with other funds. All funds and other evidences of payment at any time on deposit in the Specified Account shall be held by the Lockbox Bank for application strictly in accordance with the terms of this Letter Agreement. The Lockbox Bank agrees to give the Trustee, the Company and the Servicer prompt notice if the Specified Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process.

                  The Trustee shall have sole and exclusive dominion over and control of the Specified Account and all Collections and other property from time to time deposited therein, and shall have the sole right of withdrawal from the Specified Account. Each of the Company and the Servicer acknowledges and agrees that it shall not have any dominion over or control of the Specified Account or any Collections or other property from time to time deposited therein including any right to withdraw or utilize any funds or other evidences of payment on deposit in the Specified Account, other than the right to authorize transfers to the Collection Account as set forth herein and pursuant to the terms of the Pooling and Servicing Agreements. The Lockbox Bank shall automatically, by 1:00 p.m., New York City time, at

                              Pooling Agreement


least as often as once each day that is a business day for the Lockbox Bank and for the Trustee, transfer, by means of the Automated Clearing House System, all available funds on deposit in the Specified Account, including all funds transferred from Obligors on or before the end of the preceding day, along with, subject to the next succeeding sentence, all remittance advisements and payment invoices on deposit therein, to the Collection Account. The Lockbox Bank acknowledges that, until it receives instructions from the Trustee to the contrary, the Lockbox Bank shall return to the Company, upon the Company's reasonable request therefor, any remittance advisements and payment invoices deposited into the Specified Account.

                  Deposited checks with respect to the Specified Account returned to the Lockbox Bank for any reason will be charged against the Specified Account. Nothing contained in the previous sentence shall be construed to prejudice other rights of the Lockbox Bank, which rights include the right of recourse against the Company for any overdrafts in the Specified Account.

                  The Trustee is authorized to receive mail delivered to the Lockbox Bank with respect to the Specified Account and the Company has filed a form of standing delivery order with the United States Postal Service authorizing the Trustee to receive mail delivered to the Lockbox Bank with respect to the Specified Account.

                  The Lockbox Bank shall also furnish the Trustee with statements, in the form and manner typical for the Lockbox Bank, of amounts of deposits in, and amounts transferred to the Collection Account from, the Specified Account pursuant to any reasonable request of the Trustee but in any event not less frequently than monthly and such other information relating to the Specified Account at such times as shall be reasonably requested by the Trustee.

                  For purposes of this Letter Agreement, any officer of the Trustee shall be authorized to act, and to give instructions and notice, on behalf of the Trustee hereunder.

                  The fees for the services of the Lockbox Bank shall be mutually agreed upon between the Company and the Lockbox Bank and paid by the Company. Neither the Trustee nor any investor in the Master Trust shall have

                              Pooling Agreement


any responsibility or liability for the payment of any such fee.

                  The Lockbox Bank may perform any of its duties hereunder by or through its officers, employees or agents and shall be entitled to rely upon the advice of counsel as to its duties. The Lockbox Bank shall not be liable to the Trustee, the Servicer or the Company for any action taken or omitted to be taken by it in good faith, nor shall the Lockbox Bank be responsible to the Trustee, the Servicer or the Company for the consequences of any oversight or error of judgment or be answerable to the Trustee for the same, unless such action, omission, oversight or error of judgment shall happen through the Lockbox Bank's negligence or willful misconduct.

                  The Lockbox Bank hereby represents and warrants that (a) it is a banking corporation duly organized, validly existing and in good standing under the laws of [ ] and has full corporate power and authority under such laws to execute, deliver and perform its obligations under this Agreement and (b) the execution, delivery and performance of this Agreement by the Lockbox Bank have been duly and effectively authorized by all necessary corporate action and this Agreement has been duly executed and delivered by the Lockbox Bank and constitutes a valid and binding obligation of the Lockbox Bank enforceable in accordance with its terms.

                  The Lockbox Bank may resign at any time as Lockbox Bank hereunder by delivery to the Trustee and the Company of written notice of resignation not less than 30 days prior to the effective date of such resignation. The Company may, with the written consent of the Trustee, and, if the Company shall refuse any demand by the Trustee to do so in the event (i) an Early Amortization Period shall have occurred and be continuing or (ii) there has been a failure by the Lockbox Bank to perform any of its material obligations hereunder and such failure could adversely affect the Trustee's interest in any Receivable or the Trustee's rights, or ability to exercise any remedies, under this Letter Agreement or the Pooling and Servicing Agreements, the Trustee may close the Specified Account at any time by delivery of notice to the Lockbox Bank and the Company at the addresses appearing below. This Letter Agreement shall terminate upon receipt of such notice of closing, or delivery of such notice of resignation, except that the Lockbox Bank shall immediately transfer to the Collection Account, or any other account designated by the Trustee all available

                              Pooling Agreement


funds or, subject to the Company's reasonable request to retain such items, any remittance advisements or payment invoices, if any, then on deposit in, or otherwise to the credit of, the Specified Account and deliver any available funds or such remittance advisements or payment invoices relating to the Receivables received by the Lockbox Bank after such notice directly to the Collection Account or any other account designated by the Trustee.

                  All notices and communications hereunder shall be in writing (except where telephonic instructions or notices are authorized herein) and shall be deemed to have been received and shall be effective on the day on which delivered (including delivery by telex):

                  (i)    in the case of the Trustee, to it at:

                         The Chase Manhattan Bank
                         450 West 33rd Street, 14th Floor
                         New York, NY 10011
                         Attention:  Structured Finance Services,
                                     AAM Master Trust
                         Telecopy No.: (212) 946-3916

                  (ii)   in the case of the Lockbox Bank, to it at:



                         Attention:
                         Telecopy No.:

                  (iii)  in the case of the Company, to it at:

                         AAM Receivables Corp.
                         1840 Holbrook Avenue, Suite 2A
                         Detroit, MI 48212

                         Attention: Mark Umlauf
                         Telecopy No.: (313) 873-5472

                              Pooling Agreement


                  (iv)   in the case of the Servicer, to it at:

                         American Axle & Manufacturing, Inc.
                         1840 Holbrook Avenue
                         Detroit, MI 48212

                         Attention: Gary Witosky
                         Telecopy No.: (313) 974-2229

                  The Lockbox Bank shall not assign or transfer any of its rights or obligations hereunder (other than to the Trustee) without the prior written consent of the Trustee. This Letter Agreement may be amended only by a written instrument executed by the Company, the Servicer, the Trustee and the Lockbox Bank, acting by their representative officers thereunto duly authorized. Except with respect to the amount of its fees payable hereunder, the Lockbox Bank hereby unconditionally and irrevocably waives (so long as the Pooling and Servicing Agreements are in effect) any rights of setoff or banker's lien against, or to otherwise deduct from, any funds or other evidences of payment held in any Specified Account for any indebtedness or other claim owed by the Company or the Servicer to the Lockbox Bank.

                  THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST OR REMEDIES HEREUNDER IN RESPECT OF ANY RECEIVABLE MAY BE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN NEW YORK.

                  This Letter Agreement (i) shall inure to the benefit of, and be binding upon, the Company, the Servicer, the Trustee, the Lockbox Bank and their respective successors and assigns and (ii) may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Letter Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

                              Pooling Agreement



                  IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be executed by their duly authorized officers as of the date first above written.

                             Very truly yours,

                             AAM RECEIVABLES CORP.,

                             by
                                -----------------------------
                                Title:

                             AMERICAN AXLE & MANUFACTURING,
                             INC., as Servicer,

                             by
                                -----------------------------
                                Title:

Agreed to and accepted:

[NAME OF LOCKBOX BANK],
as Lockbox Bank

  by
    --------------------------
    Title:

THE CHASE MANHATTAN BANK,
  as Trustee

  by
    --------------------------
    Title:

                                                              Exhibit B to the
                                                             Pooling Agreement


                       FORM OF ANNUAL OPINION OF COUNSEL

                           PROVISIONS TO BE INCLUDED
              IN ANNUAL OPINION OF COUNSEL DELIVERED PURSUANT TO
            SECTION 2.07(b) OF THE POOLING AGREEMENT ON JANUARY 31,
                  OF EACH YEAR COMMENCING WITH JANUARY , 2000

                  The opinion set forth below, which is to be delivered pursuant to Section 2.07(b) of the Pooling Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999, among AAM Receivables Corp., American Axle & Manufacturing, Inc. ("AAMI"), as Servicer, and The Chase Manhattan Bank, as Trustee, may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinions of counsel delivered on the Initial Issuance Date with respect to similar matters. In addition, the opinion may contain the following qualification as applicable:

        With your permission, we have based our opinions set forth in paragraphs 1, 2 and 3 below as they relate to the laws of [states in which the opiner does not have an office] (each a "UCC State") solely upon our review of the relevant provisions of Sections 9-102, 9-103, 9-105, 9-106, 9-302, 9-304, 9-306, 9-401, 9-402 and 9-403 [and such additional
        Sections as the opiner may determine] of the Uniform Commercial Code as enacted in each UCC State as set forth in [the CCH Secured Transactions Guide or a similar compilation]. We have assumed such provisions are presently in effect and have not been modified in any respect by any other statute, regulation or court decision with respect to the laws of each such UCC State or otherwise. We call to your attention that we are not licensed to practice in any of the UCC States nor do we profess any expertise with respect to the laws thereof.

                  1. With respect to the transfer by AAMI, as Seller (the "Seller") to AAM Receivables Corp. of all of the Seller's right, title and interest in, to and under the Receivables, Related Property, Collections and all rights (including rescission, replevin or reclamation) relating to any Receivable originated by the Seller or arising therefrom (collectively, the "Seller Property") pursuant to the terms of the Receivables Sale Agreement, dated as of October 29, 1997, as amended and restated as of March 25, 1999 (as amended, supplemented or otherwise modified thereafter, the "Receivables Sale Agreement"), between AAM Receivables Corp. and the Seller, no filing or other action, other than such filing or action

                              Pooling Agreement


described in the [opinions of counsel delivered on the Initial Issuance Date] [or the opinions delivered on January 31 of the prior year pursuant to Section 2.07(b) of the Pooling Agreement] with respect to similar matters, is necessary from the date of such opinions through 90 days into the following calendar year to continue the perfected and priority status of the interest of AAM Receivables Corp. in such Seller Property.

                  2. With respect to the transfer by AAM Receivables Corp. to the Trust of all of AAM Receivables Corp.'s right, title and interest in, to and under the Receivables and the other Trust Assets (as defined in the Pooling Agreement) (collectively, the "Trust Property") pursuant to the terms of the Pooling Agreement, no filing or other action, other than such filing or action described in the [opinions of counsel delivered on the initial Issuance Date] [or the opinions delivered on January 31 of the prior year pursuant to Section 2.07(b) of the Pooling Agreement] with respect to similar matters is necessary from the date of such opinions through 90 days into the following calendar year to continue the perfected and priority status of the interest of the Trust in such Trust Property.

                  3. Set forth on Schedule __ to this opinion is a list of all UCC Financing Statements which have been filed by the Seller relating to the Seller Property and by AAM Receivables Corp. relating to the Trust Property and the earliest and latest date under the applicable UCC on which continuation statements may be filed for each such financing statement.(1)


--------
(1) In the event that the earliest date for filing any continuation statement occurs prior to January 30 of the following year, such opinion shall also be delivered to the Seller, AAM Receivables Corp. and the Servicer with a notice stating that such continuation statements shall be filed on such earliest date.

                                                             Schedule 1 to the
                                                             POOLING AGREEMENT


                                  Receivables

                  American Axle & Manufacturing, Inc. aged trial balance as of October 24, 1997, on computer diskette.

                                                             SCHEDULE 2 to the
                                                             POOLING AGREEMENT



                       Identification of Trust Accounts

                  The following accounts have been established by and at the Chase Manhattan Bank.


                  Name                               Number

                  Collection Account                 507-831454

                  Company Collection Subaccount      507-830555

                                                             SCHEDULE 3 to the
                                                             POOLING AGREEMENT


                            Chief Executive Office

                             AAM Receivables Corp.
                        1840 Holbrook Avenue, Suite 2A
                            Detroit, Michigan 48212